Nationwide VL Separate Account-D
(Registrant)

Nationwide Life and Annuity Insurance Company
(Depositor)

One Nationwide Plaza, 1-11-08
Columbus, OH 43215-2220
1-877-351-8808
TDD: 1-800-238-3035

STATEMENT OF ADDITIONAL INFORMATION

Corporate Flexible Premium Variable Universal Life Insurance Policies

This Statement of Additional Information ("SAI'') contains additional information regarding the corporate flexible premium variable universal life insurance policy offered by us, Nationwide Life and Annuity Insurance Company. This SAI is not a prospectus and should be read together with the policy prospectus dated May 23, 2007and the prospectuses for the variable investment options available under the policy.  The prospectus is incorporated by reference in this SAI.  You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 23, 2007.

Nationwide Life and Annuity Insurance Company

We are a stock life insurance company organized under the laws of the State of Ohio in 1981 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215.  We provide life insurance, annuities and retirement products.  We are admitted to do business in all states, the District of Columbia and Puerto Rico.  Nationwide is a member of the Nationwide group of companies and all of our common stock is owned by Nationwide Life Insurance Company.  All of Nationwide Life Insurance Company's common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company.  NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS.  Nationwide Corporation is a holding company, as well.  All of the common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.  The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $160 billion as of December 31, 2006.

Nationwide VL Separate Account-D

Nationwide VL Separate Account-D is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans.  We established the separate account on May 21, 1998 pursuant to Ohio law.  Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 the SEC does not supervise our management or the management of the variable account. We serve as the custodian of the assets of the variable account.

Nationwide Investment Services Corporation (NISC)

The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide Life Insurance Company.  For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.  NISC was organized as an Oklahoma corporation in 1981.

The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold.  Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD").

We paid no underwriting commissions to NISC for each of the separate account’s last three fiscal years.

Services

We have responsibility for administration of the policies and the variable account.  We also maintain the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.

We are the custodian of the assets of the variable account.  We will maintain a record of all purchases and redemption of shares of the mutual funds.

The financial statements of Nationwide VL Separate Account-D and the financial statements and schedules of Nationwide Life and Annuity Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit report of KPMG LLP covering the December 31, 2006 financial statements and schedules of Nationwide Life and Annuity Insurance Company contains an explanatory paragraph that states that Nationwide Life and Annuity Insurance Company adopted the American Institute of Certified Public Accountants' Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, in 2004.  KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.

Underwriting Procedure

We underwrite the policies issued through Nationwide VL Separate Account-D.  The policy's cost of insurance depends upon the Insured's issue age, underwriting class, and length of time the policy has been In Force.  The rates will vary depending upon tobacco use and other risk factors.  Monthly cost of insurance rates will not exceed those guaranteed in the policy.  Guaranteed cost of insurance rates for policies are based on the 1980 Commissioners’ Standard Ordinary Male Mortality Table, Age Last Birthday aggregated as to tobacco status.  Guaranteed cost of insurance rates for substandard risks will equal the guaranteed cost of insurance rates for standard risks times a percentage greater than 100%.

The underwriting class of an Insured may affect the cost of insurance rate.  There are three underwriting classes into which Insureds are placed, depending on the Insureds’ mortality characteristics: Guaranteed Issue, Simplified Issue, and Regular Issue.  For policies with applications signed on or after January 3, 2006, within each of these mortality risk classes, there are three sub-classifications based on other risk factors of the case and the associated employee benefit plan.  The most favorable is Class A, followed by Class B, and then Class C.  For policies issued before January 3, 2006, there are no sub-classifications.

In an otherwise identical policy, an Insured in the Regular Issue underwriting class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks.

The rating class is determined using questionnaires, medical records, and physical exams, depending on the amount of insurance and the attributes of the Insured.  On groups, we may underwrite using short-form questionnaires or abbreviated medical evaluations.

Net Amount at Risk

The policy’s cost of insurance is also dependent on the policy’s Net Amount At Risk, which equals the policy’s Death Benefit minus the policy’s Cash Value.  For policies with applications signed before January 3, 2006, the policy’s Net Amount At Risk is allocated to the Additional (insurance) Protection Rider first (if applicable) and any remaining excess is allocated to the base policy coverage.  For policies with applications signed on or after January 3, 2006, the policy’s Net Amount At Risk is allocated between base coverage and Additional (insurance) Protection Rider coverage proportionately, using the ratio (at the time of issuance) of each to the total Specified Amount.  This new allocation of Net Amount At Risk results in the charges for the base policy coverage and the Rider coverage being more directly linked to the amount coverage received, as compared to the total Specified Amount.

If you did not elect the Additional (insurance) Protection Rider, this distinction is irrelevant.

Target Premium

We use “target premium” to calculate the premium load charge.  For all policies, target premium is calculated according to established SEC rules and regulations.  For policies with applications signed before January 3, 2006, the target premium is equal to 28.57% of the maximum annual Premium allowed under the Code.  For policies with applications signed on or after January 3, 2006, the target premium is equal to 100% of the maximum annual Premium allowed under the Code for the policy to be treated as life insurance.  Additionally, in determining the target premium, we assume: the policy is not a modified endowment contract (as defined in the Code); the policy’s death benefit is equal to the base (non-rider) portion of the Specified Amount; and you pay seven level Annual Premiums.

Illustrations

Before you purchase the policy and upon request thereafter, we will provide illustrations of future benefits under the policy based upon the proposed Insured's age and Premium class, the Death Benefits option, face amount, planned periodic Premiums, and Riders requested.

Advertising

Rating Agencies

Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate us.  The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide.  The ratings are not intended to reflect the investment experience or financial strength of the variable account.  We may advertise these ratings from time to time.  In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies.  Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Money Market Yields

We may advertise the "yield" and "effective yield" for the money market sub-account.  Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund’s units.  The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC.  Thus, effective yield will be slightly higher than yield, due to the compounding.

Additional Materials. We may provide information on various topics to you and prospective policy owners in advertising, sales literature or other materials.

Historical Performance of the Sub-Accounts

We will advertise historical performance of the sub-accounts in accordance with SEC prescribed calculations.  Please note that performance information is annualized.  However, if a sub-account has been available in the variable account for less than one year, the performance information for that sub-account is not annualized.  Performance information is based on historical earnings and is not intended to predict or project future results.

Tax Definition of Life Insurance

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes.  The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

The tables below show the numeric requirements for each test.

Guideline Premium/Cash Value Corridor Test
Table of Applicable Percentages of Cash Value

Attained Age of Younger Insured	Percentage of Cash Value
0-40	250%
41	243%
42	236%
43	229%
44	222%

Attained Age of Younger Insured	Percentage of Cash Value
45	215%
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
52	171%
53	164%
54	157%
55	150%
56	146%
57	142%
58	138%
59	134%
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
78	105%
79	105%
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%
86	105%
87	105%
88	105%
89	105%
90	105%

Attained Age of Younger Insured	Percentage of Cash Value
91	104%
92	103%
93	102%
94	101%
95	101%
96	101%
97	101%
98	101%
99	101%
100	100%

Cash Value Accumulation Test

The Cash Value Accumulation Test also requires the Death Benefit to exceed an applicable percentage of the Cash Value.  These applicable percentages are calculated by determining net single Premiums for each policy year given a set of actuarial assumptions.  The relevant material assumptions include an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Internal Revenue Code Section 7702 for the Cash Value Accumulation Test.  The resulting net single Premiums are then inverted (i.e., multiplied by 1/net single Premium) to give the applicable Cash Value percentages.  These Premiums vary with the ages, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test.  This example is for a male non-tobacco preferred issue age 55.

Policy Year	Percentage of Cash Value
1	302%
2	290%
3	279%
4	269%
5	259%
6	249%
7	240%
8	231%
9	223%
10	215%
11	207%
12	200%
13	193%
14	186%
15	180%
16	174%
17	169%
18	164%
19	159%
20	154%
21	150%
22	146%
23	142%
24	139%
25	136%
26	133%
27	130%
28	127%
29	125%
30	123%
31	121%
32	119%
33	118%
34	116%
35	115%
36	113%
37	112%
38	111%
39	110%
40	108%
41	107%
42	106%
43	104%
44	103%
45	102%

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life and Annuity Insurance Company and

    Contract Owners of Nationwide VL Separate Account-D:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VL Separate Account-D (comprised of the sub-accounts listed in note 1(b) (collectively, “the Accounts”)) as of December 31, 2006, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2006, and the results of their operations, changes in contract owners’ equity, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 9, 2007

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2006

Assets:

Investments at fair value:

AIM Variable Insurance Funds – AIM V.I. Core Equity Fund – Series I (AIMCoreEq) 58,087 shares (cost $1,459,571)	$1,581,121

AIM Variable Insurance Funds – AIM V.I. Global Health Care Fund – Series I Shares (AIMGlobHlth) 288 shares (cost $5,936)	6,184

AIM Variable Insurance Funds – AIM V.I. Small Cap Growth Fund – Series I (AIMSmCpGr) 8,303 shares (cost $136,393)	153,610

AllianceBernstein Variable Products Series Fund, Inc. – Growth and Income Portfolio – Class A (AlVPGrIncA) 136,490 shares (cost $3,270,878)	3,711,161

AllianceBernstein Variable Products Series Fund, Inc. – International Value Portfolio – Class A (AlVPIntlValA) 14,837 shares (cost $306,889)	370,332

American Funds Insurance Series – Growth Fund – Class 2 (AFGrowth) 4,032 shares (cost $238,738)	258,383

American Funds Insurance Series – International Fund – Class 2 (AFInterntl) 19,300 shares (cost $381,887)	423,434

Calvert Variable Series, Inc. – Social Equity Portfolio (CalVSSoEq) 2,328 shares (cost $29,715)	45,356

Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio – Service Shares (DryIPSmCap) 660 shares (cost $12,000)	12,260

Dreyfus Stock Index Fund, Inc. – Initial Shares (DryStkIx) 133,749 shares (cost $4,103,892)	4,835,018

Dreyfus Variable Investment Fund – International Value Portfolio – Initial Shares (DryVIIntVal) 119,542 shares (cost $2,021,515)	2,331,077

Fidelity® Variable Insurance Products Fund – Equity-Income Portfolio – Service Class (FidVIPEIS) 226,509 shares (cost $5,147,377)	5,914,157

Fidelity® Variable Insurance Products Fund – Growth Portfolio – Service Class (FidVIPGrS) 17,471 shares (cost $525,507)	624,063

Fidelity® Variable Insurance Products Fund – Overseas Portfolio – Service Class (FidVIPOvS) 118,600 shares (cost $2,240,104)	2,829,807

Fidelity® Variable Insurance Products Fund II – Contrafund® Portfolio – Service Class (FidVIPConS) 233,364 shares (cost $5,458,208)	7,322,972

Fidelity® Variable Insurance Products Fund II – Index 500 Portfolio – Initial Class (FidVIPIdx500) 29,896 shares (cost $4,032,795)	4,824,076

Fidelity® Variable Insurance Products Fund II – Investment Grade Bond Portfolio – Service Class (FidVIPIGBdS) 21,413 shares (cost $264,459)	271,510

Fidelity® Variable Insurance Products Fund III – Balanced Portfolio – Service Class (FidVIPBalS) 175,764 shares (cost $2,342,628)	2,733,138

Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund – Class 2 (FrVIPForSec2) 48,568 shares (cost $697,057)	909,188

Gartmore GVIT – Government Bond Fund – Class I (GVITGvtBd) 15,601 shares (cost $179,429)	177,068

Gartmore GVIT – J.P. Morgan GVIT Balanced Fund: Class I (GVITJPBal) 149,360 shares (cost $1,474,409)	1,642,958

Gartmore GVIT – Mid Cap Index Fund – Class I (GVITMdCpIdx) 251,039 shares (cost $4,237,105)	4,666,807
(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Gartmore GVIT – Money Market Fund – Class I (GVITMyMkt) 4,218,179 shares (cost $4,218,179)	$4,218,179

Gartmore GVIT – Nationwide® Fund – Class I (GVITNWFund) 54,131 shares (cost $598,144)	721,026

Gartmore GVIT – Small Company Fund – Class I (GVITSmComp) 9,992 shares (cost $237,569)	249,695

Goldman Sachs Variable Insurance Trust – Goldman Sachs VIT Mid Cap Value Fund (GSVMdCpV) 25,304 shares (cost $412,667)	407,139

Janus Aspen Series – Mid Cap Value Portfolio – Service Shares (JanMidCpVal) 6,022 shares (cost $95,371)	99,720

JPMorgan Insurance Trust – JPMorgan Insurance Trust Balanced Portfolio 1 (JPMBal) 86 shares (cost $1,332)	1,382

JPMorgan Insurance Trust – JPMorgan Insurance Trust Core Bond Portfolio 1 (JPMCBond) 277 shares (cost $3,132)	3,125

JPMorgan Insurance Trust – JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio 1 (JPMMidCapGr) 288 shares (cost $5,916)	6,130

Legg Mason Partners Variable Portfolios I Inc – Investors Portfolio – Class I (LMVPInv) 2,708 shares (cost $42,477)	44,824

MFS® Variable Insurance Trust – Investors Growth Stock Series – Initial Class (MFSInvGrStl) 44,885 shares (cost $409,067)	478,030

Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA – Non-Service Shares (OppCapAp) 38,261 shares (cost $1,469,266)	1,585,142

Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA – Non-Service Shares (OppGlSec) 70,630 shares (cost $2,107,280)	2,598,486

PIMCO Variable Insurance Trust – PIMCO VIT Real Return Portfolio – Administrative Shares (PVITRealRet) 176,344 shares (cost $2,206,718)	2,103,785

PIMCO Variable Insurance Trust – PIMCO VIT Total Return Portfolio – Administrative Shares (PVITTotRet) 238,102 shares (cost $2,444,359)	2,409,590

Royce Capital Fund – Small Cap Portfolio (RCFSmCap) 186,831 shares (cost $1,769,944)	1,993,491

T. Rowe Price Equity Income Portfolio – II (TRowEqInc2) 18,477 shares (cost $420,066)	458,242

Van Kampen – The Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio – Class I (VKMidCapG) 10,408 shares (cost $116,483)	129,889

W&R Target Funds, Inc. – Small Cap Growth Portfolio (WRSmCapGr) 108,137 shares (cost $1,108,601)	1,078,689

Total Investments	64,230,244

Accounts Receivable	–

Total Assets	64,230,244

Accounts Payable	413

Contract Owners Equity (note 7)	$64,229,831

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF OPERATIONS

Year Ended December 31, 2006

Investment activity:	Total	AIMCoreEq	AIMCoreStk	AIMGlobHlth	AIMGrwth	AIMSmCpGr	AlVPGrIncA	AlVPIntlValA
Reinvested dividends	$1,064,370	8,390	14,052	–	–	–	44,131	–
Mortality and expense risk charges (note 3)	(178,252)	(2,284)	(1,028)	(10)	–	(349)	(12,759)	(597)

Net investment income (loss)	886,118	6,106	13,024	(10)	–	(349)	31,372	(597)

Proceeds from mutual fund shares sold	22,026,956	17,137	1,280,987	68	1,465	10,864	582,116	40,872
Cost of mutual fund shares sold	(20,548,662)	(16,961)	(1,198,467)	(64)	(1,318)	(9,523)	(503,384)	(37,171)

Realized gain (loss) on investments	1,478,294	176	82,520	4	147	1,341	78,732	3,701
Change in unrealized gain (loss) on investments	2,456,699	121,550	(19,275)	227	(97)	14,546	241,110	63,443

Net gain (loss) on investments	3,934,993	121,726	63,245	231	50	15,887	319,842	67,144

Reinvested capital gains	2,194,720	–	–	–	–	–	160,455	–

Net increase (decrease) in contract owners’ equity resulting from operations	$7,015,831	127,832	76,269	221	50	15,538	511,669	66,547

Investment activity:	ACVPInt	AFGrowth	AFInterntl	CalVSSoEq	DryIPSmCap	DryStkIx	DryVIIntVal	FidVIPEIS
Reinvested dividends	$5,023	1,647	5,686	–	143	72,827	31,110	178,126
Mortality and expense risk charges (note 3)	(762)	(411)	(680)	(175)	(128)	(17,009)	(8,477)	(11,039)

Net investment income (loss)	4,261	1,236	5,006	(175)	15	55,818	22,633	167,087

Proceeds from mutual fund shares sold	447,947	2,071	38,380	1,740	76,442	839,560	953,724	677,262
Cost of mutual fund shares sold	(407,791)	(1,987)	(35,904)	(1,119)	(71,698)	(635,419)	(758,421)	(623,982)

Realized gain (loss) on investments	40,156	84	2,476	621	4,744	204,141	195,303	53,280
Change in unrealized gain (loss) on investments	(37,629)	19,645	41,547	3,608	(1,703)	357,728	43,182	110,812

Net gain (loss) on investments	2,527	19,729	44,023	4,229	3,041	561,869	238,485	164,092

Reinvested capital gains	–	–	–	–	811	–	175,780	683,332

Net increase (decrease) in contract owners’ equity resulting from operations	$6,788	20,965	49,029	4,054	3,867	617,687	436,898	1,014,511

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2006

Investment activity:	FidVIPGrS	FidVIPOvS	FidVIPConS	FidVIPIdx500	FidVIPIGBdS	FidVIPBalS	FrVIPForSec2	GVITGvtBd
Reinvested dividends	$1,862	14,484	78,548	75,368	8,969	52,424	14,698	5,547
Mortality and expense risk charges (note 3)	(1,368)	(5,044)	(14,539)	(8,940)	(559)	(5,269)	(4,021)	(287)

Net investment income (loss)	494	9,440	64,009	66,428	8,410	47,155	10,677	5,260

Proceeds from mutual fund shares sold	127,308	72,494	238,806	152,759	1,163,882	270,420	422,364	2,027
Cost of mutual fund shares sold	(98,868)	(54,636)	(189,566)	(145,307)	(1,157,441)	(254,547)	(302,614)	(2,102)

Realized gain (loss) on investments	28,440	17,858	49,240	7,452	6,441	15,873	119,750	(75)
Change in unrealized gain (loss) on investments	12,260	365,551	28,645	580,147	(5,514)	135,919	44,296	(1,585)

Net gain (loss) on investments	40,700	383,409	77,885	587,599	927	151,792	164,046	(1,660)

Reinvested capital gains	–	11,275	583,920	–	547	90,699	–	819

Net increase (decrease) in contract owners’ equity resulting from operations	$41,194	404,124	725,814	654,027	9,884	289,646	174,723	4,419

Investment activity:	GVITJPBal	GVITMdCpIdx	GVITMyMkt	GVITNWFund	GVITSmComp	GSVMdCpV	JanMidCpVal	JPMBal
Reinvested dividends	$34,724	50,427	130,891	6,882	270	3,703	2,063	268
Mortality and expense risk charges (note 3)	(3,640)	(16,537)	(11,238)	(1,532)	(638)	(1,545)	(264)	(17)

Net investment income (loss)	31,084	33,890	119,653	5,350	(368)	2,158	1,799	251

Proceeds from mutual fund shares sold	26,974	1,121,329	7,299,008	20,076	99,008	212,341	15,243	15,684
Cost of mutual fund shares sold	(25,330)	(819,259)	(7,299,008)	(15,453)	(91,844)	(193,500)	(15,039)	(15,378)

Realized gain (loss) on investments	1,644	302,070	–	4,623	7,164	18,841	204	306
Change in unrealized gain (loss) on investments	136,866	(11,443)	–	70,422	14,645	(8,023)	4,350	(182)

Net gain (loss) on investments	138,510	290,627	–	75,045	21,809	10,818	4,554	124

Reinvested capital gains	–	60,004	–	–	4,270	40,790	2,155	–

Net increase (decrease) in contract owners’ equity resulting from operations	$169,594	384,521	119,653	80,395	25,711	53,766	8,508	375

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2006

Investment activity:	JPMCBond	JPMMidCapGr	JPMMidCapV	JPMEqIndx	LMVPInv	MFSInvGrStl	OppCapAp	OppGlSec
Reinvested dividends	$939	–	199	471	663	–	3,984	19,829
Mortality and expense risk charges (note 3)	(92)	(109)	(35)	(126)	(73)	(2,220)	(5,318)	(8,526)

Net investment income (loss)	847	(109)	164	345	590	(2,220)	(1,334)	11,303

Proceeds from mutual fund shares sold	50,858	86,256	36,093	64,811	1,276,814	220,294	286,334	196,256
Cost of mutual fund shares sold	(50,400)	(85,505)	(36,299)	(59,141)	(1,267,184)	(200,236)	(261,670)	(137,190)

Realized gain (loss) on investments	458	751	(206)	5,670	9,630	20,058	24,664	59,066
Change in unrealized gain (loss) on investments	(269)	(1,619)	(928)	(1,571)	2,083	6,171	71,013	170,237

Net gain (loss) on investments	189	(868)	(1,134)	4,099	11,713	26,229	95,677	229,303

Reinvested capital gains	–	1,172	2,545	–	994	–	–	103,577

Net increase (decrease) in contract owners’ equity resulting from operations	$1,036	195	1,575	4,444	13,297	24,009	94,343	344,183

Investment activity:	PVITRealRet	PVITTotRet	RCFSmCap	TRowEqInc2	VKMidCapG	WRSmCapGr
Reinvested dividends	$90,933	98,253	1,196	5,640	–	–
Mortality and expense risk charges (note 3)	(8,553)	(8,857)	(7,600)	(1,607)	(211)	(3,779)

Net investment income (loss)	82,380	89,396	(6,404)	4,033	(211)	(3,779)

Proceeds from mutual fund shares sold	1,513,521	1,047,787	626,632	156,426	6,460	228,056
Cost of mutual fund shares sold	(1,568,200)	(1,088,588)	(474,980)	(146,638)	(5,975)	(183,555)

Realized gain (loss) on investments	(54,679)	(40,801)	151,652	9,788	485	44,501
Change in unrealized gain (loss) on investments	(82,248)	12,648	12,790	41,324	13,405	(111,385)

Net gain (loss) on investments	(136,927)	(28,153)	164,442	51,112	13,890	(66,884)

Reinvested capital gains	55,591	12,844	89,016	12,137	–	101,987

Net increase (decrease) in contract owners’ equity resulting from operations	$1,044	74,087	247,054	67,282	13,679	31,324

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2006 and 2005

	Total		AIMBValue		AIMCoreEq		AIMCoreStk
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$886,118	497,726	–	(7,608)	6,106	–	13,024	(686)
Realized gain (loss) on investments	1,478,294	5,863,590	–	529,835	176	–	82,520	264,071
Change in unrealized gain (loss) on investments	2,456,699	(2,671,499)	–	(471,017)	121,550	–	(19,275)	(254,785)
Reinvested capital gains	2,194,720	687,060	–	–	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	7,015,831	4,376,877	–	51,210	127,832	–	76,269	8,600

Equity transactions:
Purchase payments received from contract owners (note 6)	6,919,524	7,504,514	–	146,904	206,458	–	45,380	322,188
Transfers between funds	–	–	–	1,488,816	1,273,653	–	(1,273,653)	(1,480,118)
Surrenders (note 6)	–	(24,083,026)	–	(4,765,870)	–	–	–	–
Death benefits (note 4)	(217,422)	–	–	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,286,299)	(1,923,010)	–	(120,294)	(17,199)	–	(8,367)	(68,982)
Adjustments to maintain reserves	(10,834)	(2,369)	–	(25)	(7,994)	–	(199)	(10)

Net equity transactions	5,404,969	(18,503,891)	–	(3,250,469)	1,454,918	–	(1,236,839)	(1,226,922)

Net change in contract owners’ equity	12,420,800	(14,127,014)	–	(3,199,259)	1,582,750	–	(1,160,570)	(1,218,322)
Contract owners’ equity beginning of period	51,809,031	65,936,045	–	3,199,259	–	–	1,160,570	2,378,892

Contract owners’ equity end of period	$64,229,831	51,809,031	–	–	1,582,750	–	–	1,160,570

CHANGES IN UNITS:
Beginning units	4,083,362	5,553,628	–	233,338	–	–	101,482	214,696

Units purchased	1,214,364	1,976,915	–	159,203	146,937	–	3,801	55,995
Units redeemed	(770,444)	(3,447,181)	–	(392,541)	(1,701)	–	(105,283)	(169,209)

Ending units	4,527,282	4,083,362	–	–	145,236	–	–	101,482

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	AIMDyn		AIMGlobHlth		AIMGrwth		AIMMidCore
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$–	(22)	(10)	(24)	–	(6,998)	–	(8,346)
Realized gain (loss) on investments	–	11,008	4	11,605	147	469,854	–	516,603
Change in unrealized gain (loss) on investments	–	(16,014)	227	(17,590)	(97)	(268,718)	–	(393,049)
Reinvested capital gains	–	–	–	–	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	–	(5,028)	221	(6,009)	50	194,138	–	115,208

Equity transactions:
Purchase payments received from contract owners (note 6)	–	952	3,730	4,198	–	149,648	–	167,890
Transfers between funds	–	(131,874)	–	(120,624)	–	588,850	–	895,294
Surrenders (note 6)	–	–	–	–	–	(4,398,800)	–	(4,616,304)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	–	(300)	(72)	(318)	–	(110,114)	–	(130,026)
Adjustments to maintain reserves	–	(19)	2	1	(50)	(1,440)	–	(18)

Net equity transactions	–	(131,241)	3,660	(116,743)	(50)	(3,771,856)	–	(3,683,164)

Net change in contract owners’ equity	–	(136,269)	3,881	(122,752)	–	(3,577,718)	–	(3,567,956)
Contract owners’ equity beginning of period	–	136,269	2,311	125,063	–	3,577,718	–	3,567,956

Contract owners’ equity end of period	$–	–	6,192	2,311	–	–	–	–

CHANGES IN UNITS:
Beginning units	–	12,758	174	10,156	–	326,490	–	251,542

Units purchased	–	92	275	334	–	113,060	–	113,807
Units redeemed	–	(12,850)	(5)	(10,316)	–	(439,550)	–	(365,349)

Ending units	–	–	444	174	–	–	–	–

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	AIMSmCpGr		AIMTech		AIMTotRet		AlVPGrIncA
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$(349)	(8,766)	–	(4)	–	3,398	31,372	25,658
Realized gain (loss) on investments	1,341	917,502	–	(161)	–	50,484	78,732	114,451
Change in unrealized gain (loss) on investments	14,546	(806,193)	–	(1,772)	–	(90,957)	241,110	(29,332)
Reinvested capital gains	–	–	–	–	–	–	160,455	–

Net increase (decrease) in contract owners’ equity resulting from operations	15,538	102,543	–	(1,937)	–	(37,075)	511,669	110,777

Equity transactions:
Purchase payments received from contract owners (note 6)	21,168	213,110	–	160	–	92,474	1	(26)
Transfers between funds	26,625	(157,642)	–	(21,212)	–	(1,774,204)	528,745	727,738
Surrenders (note 6)	–	(4,426,484)	–	–	–	–	–	–
Death benefits (note 4)	(694)	–	–	–	–	–	(13,418)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(2,495)	(137,974)	–	(52)	–	(35,364)	(43,848)	(40,458)
Adjustments to maintain reserves	32	(13)	–	(11)	–	(29)	35	10

Net equity transactions	44,636	(4,509,003)	–	(21,115)	–	(1,717,123)	471,515	687,264

Net change in contract owners’ equity	60,174	(4,406,460)	–	(23,052)	–	(1,754,198)	983,184	798,041
Contract owners’ equity beginning of period	93,468	4,499,928	–	23,052	–	1,754,198	2,728,015	1,929,974

Contract owners’ equity end of period	$153,642	93,468	–	–	–	–	3,711,199	2,728,015

CHANGES IN UNITS:
Beginning units	6,448	326,208	–	2,718	–	177,014	233,326	172,414

Units purchased	3,089	68,014	–	20	–	31,292	42,990	64,504
Units redeemed	(207)	(387,774)	–	(2,738)	–	(208,306)	(4,600)	(3,592)

Ending units	9,330	6,448	–	–	–	–	271,716	233,326

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	AlVPIntlValA		ACVPInt		AFGrowth		AFInterntl
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$(597)	–	4,261	1,510	1,236	–	5,006	–
Realized gain (loss) on investments	3,701	–	40,156	2,349	84	–	2,476	–
Change in unrealized gain (loss) on investments	63,443	–	(37,629)	21,714	19,645	–	41,547	–
Reinvested capital gains	–	–	–	–	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	66,547	–	6,788	25,573	20,965	–	49,029	–

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	–	–	–	–	–	–
Transfers between funds	306,841	–	(224,665)	67,696	239,523	–	377,884	–
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	–	–	(12,655)	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(3,057)	–	(4,777)	(6,002)	(2,105)	–	(3,478)	–
Adjustments to maintain reserves	23	–	(4)	4	19	–	13	–

Net equity transactions	303,807	–	(242,101)	61,698	237,437	–	374,419	–

Net change in contract owners’ equity	370,354	–	(235,313)	87,271	258,402	–	423,448	–
Contract owners’ equity beginning of period	–	–	235,313	148,042	–	–	–	–

Contract owners’ equity end of period	$370,354	–	–	235,313	258,402	–	423,448	–

CHANGES IN UNITS:
Beginning units	–	–	25,592	18,162	–	–	–	–

Units purchased	29,978	–	–	8,156	25,111	–	39,955	–
Units redeemed	(272)	–	(25,592)	(726)	(213)	–	(347)	–

Ending units	29,706	–	–	25,592	24,898	–	39,608	–

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	CalVSSoEq		DryIPSmCap		DryStkIx		DryVIIntVal
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$(175)	(146)	15	(124)	55,818	46,798	22,633	(6,140)
Realized gain (loss) on investments	621	311	4,744	418	204,141	241,552	195,303	90,431
Change in unrealized gain (loss) on investments	3,608	1,537	(1,703)	1,938	357,728	(114,133)	43,182	92,822
Reinvested capital gains	–	–	811	74	–	–	175,780	18,424

Net increase (decrease) in contract owners’ equity resulting from operations	4,054	1,702	3,867	2,306	617,687	174,217	436,898	195,537

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	6	(4)	4	–	(2)	–
Transfers between funds	–	–	(24,051)	5,940	489,362	397,904	22,440	484,552
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	(632)	–	–	–	(39,759)	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(933)	(872)	(1,794)	(1,486)	(69,297)	(69,636)	(25,768)	(23,042)
Adjustments to maintain reserves	(11)	(11)	(7)	(9)	23	15	(2)	5

Net equity transactions	(1,576)	(883)	(25,846)	4,441	380,333	328,283	(3,332)	461,515

Net change in contract owners’ equity	2,478	819	(21,979)	6,747	998,020	502,500	433,566	657,052
Contract owners’ equity beginning of period	42,879	42,060	34,241	27,494	3,837,037	3,334,537	1,897,527	1,240,475

Contract owners’ equity end of period	$45,357	42,879	12,262	34,241	4,835,057	3,837,037	2,331,093	1,897,527

CHANGES IN UNITS:
Beginning units	3,084	3,150	2,514	2,156	360,122	326,338	115,534	84,172

Units purchased	–	–	–	473	43,993	40,595	2,127	32,897
Units redeemed	(108)	(66)	(1,724)	(115)	(9,645)	(6,811)	(1,427)	(1,535)

Ending units	2,976	3,084	790	2,514	394,470	360,122	116,234	115,534

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	FidVIPEIS		FidVIPGrS		FidVIPOvS		FidVIPConS
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$167,087	92,752	494	1,108	9,440	19,400	64,009	(818)
Realized gain (loss) on investments	53,280	50,551	28,440	53,827	17,858	2,006,550	49,240	11,798
Change in unrealized gain (loss) on investments	110,812	(109,756)	12,260	(18,576)	365,551	(1,298,654)	28,645	854,245
Reinvested capital gains	683,332	241,042	–	–	11,275	30,940	583,920	984

Net increase (decrease) in contract owners’ equity resulting from operations	1,014,511	274,589	41,194	36,359	404,124	758,236	725,814	866,209

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	5	(4)	83,370	332,138	–	–
Transfers between funds	(394,261)	(1,523,062)	(65,496)	(52,306)	739,317	802,858	776,688	23,582
Surrenders (note 6)	–	–	–	–	–	(5,875,568)	–	–
Death benefits (note 4)	–	–	–	–	–	–	(4,876)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(177,419)	(182,400)	(21,690)	(23,842)	(74,725)	(226,646)	(219,439)	(170,278)
Adjustments to maintain reserves	45	12	(3)	6	4	25	22	44

Net equity transactions	(571,635)	(1,705,450)	(87,184)	(76,146)	747,966	(4,967,193)	552,395	(146,652)

Net change in contract owners’ equity	442,876	(1,430,861)	(45,990)	(39,787)	1,152,090	(4,208,957)	1,278,209	719,557
Contract owners’ equity beginning of period	5,471,340	6,902,201	670,074	709,861	1,677,758	5,886,715	6,044,822	5,325,265

Contract owners’ equity end of period	$5,914,216	5,471,340	624,084	670,074	2,829,848	1,677,758	7,323,031	6,044,822

CHANGES IN UNITS:
Beginning units	458,254	610,162	75,752	84,774	134,222	529,604	406,834	417,912

Units purchased	–	–	–	1,035	63,987	228,717	50,230	1,630
Units redeemed	(44,914)	(151,908)	(9,160)	(10,057)	(5,597)	(624,099)	(14,362)	(12,708)

Ending units	413,340	458,254	66,592	75,752	192,612	134,222	442,702	406,834

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	FidVIPIdx500		FidVIPIGBdS		FidVIPBalS		FrVIPForSec2
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$66,428	64,750	8,410	15,910	47,155	63,790	10,677	6,882
Realized gain (loss) on investments	7,452	(28,913)	6,441	(3,534)	15,873	(18,946)	119,750	64,046
Change in unrealized gain (loss) on investments	580,147	148,513	(5,514)	(7,169)	135,919	88,223	44,296	12,200
Reinvested capital gains	–	–	547	10,398	90,699	1,982	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	654,027	184,350	9,884	15,605	289,646	135,049	174,723	83,128

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	–	–	–	–	(1)	–
Transfers between funds	38,563	(148,078)	(952,066)	748,648	(180,155)	(182,472)	(227,101)	(209,790)
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	(23,023)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(143,847)	(138,386)	(8,961)	(16,578)	(84,997)	(88,256)	(22,042)	(25,094)
Adjustments to maintain reserves	61	5	6	(3)	20	(1)	3	1

Net equity transactions	(105,223)	(286,459)	(961,021)	732,067	(265,132)	(270,729)	(272,164)	(234,883)

Net change in contract owners’ equity	548,804	(102,109)	(951,137)	747,672	24,514	(135,680)	(97,441)	(151,755)
Contract owners’ equity beginning of period	4,275,338	4,377,447	1,222,655	474,983	2,708,652	2,844,332	1,006,635	1,158,390

Contract owners’ equity end of period	$4,824,142	4,275,338	271,518	1,222,655	2,733,166	2,708,652	909,194	1,006,635

CHANGES IN UNITS:
Beginning units	407,914	436,930	97,252	38,490	233,518	258,454	62,286	78,650

Units purchased	3,603	–	–	60,097	–	–	–	–
Units redeemed	(13,003)	(29,016)	(76,504)	(1,335)	(22,032)	(24,936)	(15,778)	(16,364)

Ending units	398,514	407,914	20,748	97,252	211,486	233,518	46,508	62,286

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	GVITGvtBd		GVITJPBal		GVITMdCpIdx		GVITMyMkt
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$5,260	1,456	31,084	21,900	33,890	22,964	119,653	48,122
Realized gain (loss) on investments	(75)	(5,439)	1,644	382	302,070	188,715	–	–
Change in unrealized gain (loss) on investments	(1,585)	6,695	136,866	31,684	(11,443)	(39,595)	–	–
Reinvested capital gains	819	62	–	–	60,004	221,694	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	4,419	2,774	169,594	53,966	384,521	393,778	119,653	48,122

Equity transactions:
Purchase payments received from contract owners (note 6)	104,073	91,206	155,363	166,504	130,648	126,686	6,006,691	5,526,270
Transfers between funds	–	(320,458)	–	1,153,166	330,148	738,580	(4,338,737)	(4,736,786)
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	–	–	–	–	(19,198)	–	(15,073)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(2,126)	(1,332)	(28,164)	(27,474)	(66,610)	(60,994)	(47,420)	(40,732)
Adjustments to maintain reserves	3	(12)	1	15	32	(5)	(101)	(36)

Net equity transactions	101,950	(230,596)	127,200	1,292,211	375,020	804,267	1,605,360	748,716

Net change in contract owners’ equity	106,369	(227,822)	296,794	1,346,177	759,541	1,198,045	1,725,013	796,838
Contract owners’ equity beginning of period	70,710	298,532	1,346,177	–	3,907,318	2,709,273	2,493,102	1,696,264

Contract owners’ equity end of period	$177,079	70,710	1,642,971	1,346,177	4,666,859	3,907,318	4,218,115	2,493,102

CHANGES IN UNITS:
Beginning units	5,040	21,918	122,946	–	196,354	152,070	211,036	146,948

Units purchased	7,354	6,555	13,533	125,512	21,942	47,593	500,869	491,659
Units redeemed	(150)	(23,433)	(2,467)	(2,566)	(4,108)	(3,309)	(368,901)	(427,571)

Ending units	12,244	5,040	134,012	122,946	214,188	196,354	343,004	211,036

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	GVITNWFund		GVITSmComp		GVITVKVal		GSVMdCpV
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$5,350	3,390	(368)	(360)	–	(16)	2,158	584
Realized gain (loss) on investments	4,623	10,799	7,164	(2,301)	–	8,294	18,841	6,370
Change in unrealized gain (loss) on investments	70,422	26,579	14,645	(372)	–	(12,117)	(8,023)	(3,552)
Reinvested capital gains	–	–	4,270	23,342	–	–	40,790	27,088

Net increase (decrease) in contract owners’ equity resulting from operations	80,395	40,768	25,711	20,309	–	(3,839)	53,766	30,490

Equity transactions:
Purchase payments received from contract owners (note 6)	109,575	110,512	36,660	31,474	–	718	(2)	–
Transfers between funds	(2,201)	196,338	(15,039)	127,774	–	(98,986)	81,340	79,090
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	(9,218)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(11,857)	(11,624)	(6,088)	(3,678)	–	(228)	(11,327)	(8,816)
Adjustments to maintain reserves	(21)	37	(17)	(11)	–	(17)	(6)	17

Net equity transactions	95,496	295,263	15,516	155,559	–	(98,513)	60,787	70,291

Net change in contract owners’ equity	175,891	336,031	41,227	175,868	–	(102,352)	114,553	100,781
Contract owners’ equity beginning of period	545,152	209,121	208,482	32,614	–	102,352	292,607	191,826

Contract owners’ equity end of period	$721,043	545,152	249,709	208,482	–	–	407,160	292,607

CHANGES IN UNITS:
Beginning units	48,708	20,024	9,218	1,616	–	9,778	12,040	8,870

Units purchased	9,335	29,778	1,544	7,777	–	71	3,242	3,557
Units redeemed	(1,207)	(1,094)	(890)	(175)	–	(9,849)	(802)	(387)

Ending units	56,836	48,708	9,872	9,218	–	–	14,480	12,040

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	JanMidCpVal		JPMBal		JPMCBond		JPMMidCapGr
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$1,799	–	251	232	847	708	(109)	(76)
Realized gain (loss) on investments	204	–	306	(10)	458	(315)	751	778
Change in unrealized gain (loss) on investments	4,350	–	(182)	9	(269)	111	(1,619)	1,251
Reinvested capital gains	2,155	–	–	–	–	–	1,172	–

Net increase (decrease) in contract owners’ equity resulting from operations	8,508	–	375	231	1,036	504	195	1,953

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	–	–	–	–	7	(2)
Transfers between funds	94,869	–	(10,267)	72	(22,183)	900	(12,819)	2,392
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	(2,266)	–	–	–	–	–	(760)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,391)	–	(233)	(548)	(1,330)	(1,234)	(1,204)	(892)
Adjustments to maintain reserves	26	–	1	8	(7)	5	(5)	10

Net equity transactions	91,238	–	(10,499)	(468)	(23,520)	(329)	(14,781)	1,508

Net change in contract owners’ equity	99,746	–	(10,124)	(237)	(22,484)	175	(14,586)	3,461
Contract owners’ equity beginning of period	–	–	11,527	11,764	25,613	25,438	20,729	17,268

Contract owners’ equity end of period	$99,746	–	1,403	11,527	3,129	25,613	6,143	20,729

CHANGES IN UNITS:
Beginning units	–	–	1,144	1,192	1,868	1,892	2,224	2,050

Units purchased	7,103	–	–	7	–	67	–	276
Units redeemed	(273)	–	(1,018)	(55)	(1,648)	(91)	(1,630)	(102)

Ending units	6,830	–	126	1,144	220	1,868	594	2,224

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	JPMMidCapV		JPMEqIndx		LMVPInv		MFSInvGrStl
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$164	10	345	190	590	90	(2,220)	(280)
Realized gain (loss) on investments	(206)	(191)	5,670	337	9,630	16,037	20,058	53,492
Change in unrealized gain (loss) on investments	(928)	913	(1,571)	807	2,083	(22,359)	6,171	(37,411)
Reinvested capital gains	2,545	820	–	–	994	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	1,575	1,552	4,444	1,334	13,297	(6,232)	24,009	15,801

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	1	(2)	16,392	21,524	–	–
Transfers between funds	(26,215)	23,614	(35,863)	2,648	–	(194,118)	(108,186)	(502,714)
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	(12,766)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(559)	(706)	(1,836)	(1,382)	(471)	(1,042)	(12,136)	(13,234)
Adjustments to maintain reserves	(1)	(22)	(9)	4	(3,651)	17	1	10

Net equity transactions	(26,775)	22,886	(37,707)	1,268	12,270	(173,619)	(133,087)	(515,938)

Net change in contract owners’ equity	(25,200)	24,438	(33,263)	2,602	25,567	(179,851)	(109,078)	(500,137)
Contract owners’ equity beginning of period	25,200	762	33,263	30,661	15,630	195,481	587,128	1,087,265

Contract owners’ equity end of period	$–	25,200	–	33,263	41,197	15,630	478,050	587,128

CHANGES IN UNITS:
Beginning units	1,512	50	3,856	3,698	1,084	14,406	57,102	110,050

Units purchased	–	1,508	–	324	1,370	1,562	–	–
Units redeemed	(1,512)	(46)	(3,856)	(166)	(32)	(14,884)	(13,710)	(52,948)

Ending units	–	1,512	–	3,856	2,422	1,084	43,392	57,102

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	MFSValueI		OppCapAp		OppGlSec		PVITRealRet
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$–	(18)	(1,334)	4,346	11,303	5,992	82,380	39,186
Realized gain (loss) on investments	–	25,200	24,664	9,224	59,066	50,074	(54,679)	11,581
Change in unrealized gain (loss) on investments	–	(32,899)	71,013	31,255	170,237	145,657	(82,248)	(43,004)
Reinvested capital gains	–	–	–	–	103,577	–	55,591	20,214

Net increase (decrease) in contract owners’ equity resulting from operations	–	(7,717)	94,343	44,825	344,183	201,723	1,044	27,977

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	(2)	–	–	–	3	–
Transfers between funds	–	(325,826)	575,673	688,284	648,060	485,444	296,793	594,744
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	–	–	(846)	–	(10,031)	–	(13,398)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	–	–	(14,818)	(11,714)	(30,178)	(21,100)	(30,572)	(28,026)
Adjustments to maintain reserves	–	(21)	(3)	5	25	(10)	760	(375)

Net equity transactions	–	(325,847)	560,004	676,575	607,876	464,334	253,586	566,343

Net change in contract owners’ equity	–	(333,564)	654,347	721,400	952,059	666,057	254,630	594,320
Contract owners’ equity beginning of period	–	333,564	930,804	209,404	1,646,452	980,395	1,849,916	1,255,596

Contract owners’ equity end of period	$–	–	1,585,151	930,804	2,598,511	1,646,452	2,104,546	1,849,916

CHANGES IN UNITS:
Beginning units	–	28,266	85,240	20,074	112,310	76,140	133,526	92,138

Units purchased	–	–	51,175	66,296	41,457	37,780	21,030	43,427
Units redeemed	–	(28,266)	(1,403)	(1,130)	(2,557)	(1,610)	(3,166)	(2,039)

Ending units	–	–	135,012	85,240	151,210	112,310	151,390	133,526

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	PVITTotRet		RCFSmCap		TRowEqInc2		VKMidCapG
Investment activity:	2006	2005	2006	2005	2006	2005	2006	2005
Net investment income (loss)	$89,396	53,174	(6,404)	(6,150)	4,033	2,392	(211)	–
Realized gain (loss) on investments	(40,801)	967	151,652	96,115	9,788	3,520	485	–
Change in unrealized gain (loss) on investments	12,648	(49,947)	12,790	7,159	41,324	(11,215)	13,405	–
Reinvested capital gains	12,844	32,028	89,016	17,656	12,137	12,072	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	74,087	36,222	247,054	114,780	67,282	6,769	13,679	–

Equity transactions:
Purchase payments received from contract owners (note 6)	1	–	(1)	–	(2)	(4)	–	–
Transfers between funds	372,895	1,172,590	58,626	278,322	154,019	83,890	117,284	–
Surrenders (note 6)	–	–	–	–	–	–	–	–
Death benefits (note 4)	(13,871)	–	(10,930)	–	(10,758)	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(30,196)	(27,986)	(26,955)	(25,936)	(11,148)	(8,230)	(1,074)	–
Adjustments to maintain reserves	91	(569)	14	27	(9)	13	1	–

Net equity transactions	328,920	1,144,035	20,754	252,413	132,102	75,669	116,211	–

Net change in contract owners’ equity	403,007	1,180,257	267,808	367,193	199,384	82,438	129,890	–
Contract owners’ equity beginning of period	2,006,676	826,419	1,725,724	1,358,531	258,879	176,441	–	–

Contract owners’ equity end of period	$2,409,683	2,006,676	1,993,532	1,725,724	458,263	258,879	129,890	–

CHANGES IN UNITS:
Beginning units	166,900	70,122	118,794	101,118	17,408	12,254	–	–

Units purchased	30,493	99,124	2,870	19,559	10,043	5,724	9,758	–
Units redeemed	(3,625)	(2,346)	(2,446)	(1,883)	(1,375)	(570)	(86)	–

Ending units	193,768	166,900	119,218	118,794	26,076	17,408	9,672	–

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2006 and 2005

	WRSmCapGr
Investment activity:	2006	2005
Net investment income (loss)	$(3,779)	(2,384)
Realized gain (loss) on investments	44,501	34,269
Change in unrealized gain (loss) on investments	(111,385)	5,375
Reinvested capital gains	101,987	28,240

Net increase (decrease) in contract owners’ equity resulting from operations	31,324	65,500

Equity transactions:
Purchase payments received from contract owners (note 6)	(2)	–
Transfers between funds	363,610	120,544
Surrenders (note 6)	–	–
Death benefits (note 4)	(3,250)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(12,296)	(9,702)
Adjustments to maintain reserves	3	2

Net equity transactions	348,065	110,844

Net change in contract owners’ equity	379,389	176,344
Contract owners’ equity beginning of period	699,307	522,963

Contract owners’ equity end of period	$1,078,696	699,307

CHANGES IN UNITS:
Beginning units	50,744	42,666

Units purchased	25,170	8,838
Units redeemed	(1,108)	(760)

Ending units	74,806	50,744

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT–D

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

(1)	Background and Summary of Significant Accounting Policies

(a)	Organization and Nature of Operations
The Nationwide VL Separate Account-D (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on May 22, 1998. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers Corporate Flexible Premium Variable Life Insurance Policies through the Account.

(b)	The Contracts
Only contracts with a front-end sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

Contract owners may invest in the following:

Portfolios of the AIM Variable Insurance Funds;

    AIM Variable Insurance Funds – AIM V.I. Basic Value Fund – Series I (AIMBValue)*

    AIM Variable Insurance Funds – AIM V.I. Capital Appreciation Fund – Series I (AIMCapAp)*

    AIM Variable Insurance Funds – AIM V.I. Capital Development Fund – Series I (AIMCapDev)*

    AIM Variable Insurance Funds – AIM V.I. Core Equity Fund – Series I (AIMCoreEq)

    AIM Variable Insurance Funds – AIM V.I. Dynamics Fund – Series I (AIMDyn)*

    AIM Variable Insurance Funds – AIM V.I. Global Health Care Fund – Series I (AIMGlobHlth)

    AIM Variable Insurance Funds – AIM V.I. Global Real Estate Fund – Series I (AIMGlobReal)*

        (formerly AIM Variable Insurance Funds – AIM V.I. Real Estate Fund – Series I Shares)

    AIM Variable Insurance Funds – AIM V.I. High Yield Fund – Series I (AIMHighYld)*

    AIM Variable Insurance Funds – AIM V.I. International Growth Fund – Series I (AIMIntGr)*

    AIM Variable Insurance Funds – AIM V.I. Mid Cap Core Equity Fund – Series I (AIMMidCore)*

    AIM Variable Insurance Funds – AIM V.I. Small Cap Growth Fund – Series I (AIMSmCpGr)

        (formerly AIM Variable Insurance Funds – AIM V.I. Small Company Growth Fund – Series I)

    AIM Variable Insurance Funds – AIM V.I. Technology Fund – Series I (AIMTech)*

    AIM Variable Insurance Funds – AIM V.I. Utilities Fund – Series I (AIMUtility)*

Portfolios of the AllianceBernstein Variable Products Series Fund Inc.;

    AllianceBernstein Variable Products Series Fund Inc. – Growth and Income Portfolio –

        Class A (AlVPGrIncA)

    AllianceBernstein Variable Products Series Fund Inc. – Growth and Income Portfolio –

        Class B (AlVPGrIncB)*

    AllianceBernstein Variable Products Series Fund Inc. – International Value Portfolio –

        Class A (AlVPIntlValA)

    AllianceBernstein Variable Products Series Fund Inc. – Small-Mid Cap Value Portfolio –

        Class A (AlVPSmMdCpA)*

    AllianceBernstein Variable Products Series Fund Inc. – Value Portfolio – Class A (AlVPValueA)*

Portfolios of the American Century Variable Portfolios Inc.;

    American Century Variable Portfolios Inc. – Balanced Fund – Class I (ACVPBal)*

    American Century Variable Portfolios Inc. – Capital Appreciation Fund – Class I (ACVPCapAp)*

    American Century Variable Portfolios Inc. – Income & Growth Fund – Class I (ACVPIncGr)*

    American Century Variable Portfolios Inc. – International Fund – Class I (ACVPInt)*

    American Century Variable Portfolios Inc. – Ultra® Fund – Class I (ACVPUltra)*

    American Century Variable Portfolios Inc. – Value Fund – Class I (ACVPVal)*

    American Century Variable Portfolios Inc. – VistaSM Fund – Class I (ACVPVista)*

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

Portfolios of the American Funds Insurance Series®;

    American Funds Insurance Series®– Growth Fund – Class 2 (AFGrowth)

    American Funds Insurance Series®– International Fund – Class 2 (AFInterntl)

Portfolio of the Baron Capital Funds Trust;

    Baron Capital Funds Trust – Baron Capital Asset Fund – Insurance Shares (BCFTCpAsset)*

BlackRock Balanced Capital V.I. Fund – Class II (BRBalCap)*

    (formerly Mercury American Balanced Variable Insurance Fund – Class II)

BlackRock Basic Value V.I. Fund – Class II (BRBasicVal)*

    (formerly Mercury Basic Value Variable Insurance Fund – Class II)

BlackRock Bond V.I. Fund – Class II (BRBondVI)*

    (formerly Mercury Core Bond Variable Insurance Fund – Class II)

BlackRock Fundamental Growth V.I. Fund – Class II (BRFundGro)*

    (formerly Mercury Fundamental Growth Variable Insurance Fund – Class II)

BlackRock Global Allocation V.I. Fund – Class II (BRGlobAlloc)*

    (formerly Mercury Global Allocation Variable Insurance Fund – Class II)

BlackRock Global Growth V.I. Fund – Class II (BRGlobGro)*

    (formerly Mercury Global Growth Variable Insurance Fund – Class II)

BlackRock Government Income V.I. Fund – Class II (BRGovInc)*

    (formerly Mercury Government Bond Variable Insurance Fund – Class II)

BlackRock High Income V.I. Fund – Class II (BRHighInc)*

    (formerly Mercury High Current Income Variable Insurance Fund – Class II)

BlackRock Large Cap Core V.I. Fund – Class II (BRLrgCp)*

    (formerly Mercury Large Cap Core Variable Insurance Fund – Class II)

BlackRock Large Cap Growth V.I. Fund – Class II (BRLrgCpGr)*

    (formerly Mercury Large Cap Growth Variable Insurance Fund – Class II)

BlackRock Large Cap Value V.I. Fund – Class II (BRLrgCpVal)*

    (formerly Mercury Large Cap Value Variable Insurance Fund – Class II)

BlackRock Money Market V.I. Fund – Class II (BRMonMrkt)*

    (formerly Mercury Domestic Money Market Variable Insurance Fund – Class II)

BlackRock S&P 500 Index V.I. Fund – Class II (BRSP500)*

    (formerly Mercury Index 500 Variable Insurance Fund – Class II)

BlackRock Utilities and Telecommunications V.I. Fund – Class II (BRUtilityTech)*

    (formerly Mercury Utilities and Telecom Variable Insurance Fund – Class II)

BlackRock Value Opportunities V.I. Fund – Class II (BRValOp)*

    (formerly Mercury Value Opportunities Variable Insurance Fund – Class II)

Portfolio of the Calvert Variable Series Inc.;

    Calvert Variable Series Inc. – Social Equity Portfolio (CalVSSocEq)

Portfolio of the Columbia Funds Variable Insurance Trust I;

    Columbia Funds Variable Insurance Trust I – Marsico Growth Fund Variable Series –

        Class A (ColMarGrow)* (formerly Nations Funds – Nations Marsico Growth Portfolio)

Portfolios of the Dreyfus Investment Portfolios;

    Dreyfus Investment Portfolios – Mid Cap Stock Index Portfolio – Initial Shares (DryIPMidCap)*

    Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio – Service Shares (DryIPSmCap)

Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares The (DrySRGro)*

Dreyfus Stock Index Fund Inc. – Initial Shares (DryStkIx)

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

Portfolios of the Dreyfus Variable Investment Fund;

    Dreyfus Variable Investment Fund – Appreciation Portfolio – Initial Shares (DryVIApp)*

    Dreyfus Variable Investment Fund – Disciplined Stock Portfolio – Initial Shares (DryVIDiscSt)*

    Dreyfus Variable Investment Fund – International Value Portfolio – Initial Shares (DryVIIntVal)

    Dreyfus Variable Investment Fund – Limited Term High Yield Portfolio – Initial Shares (DryVILtdHgYld)*

    Dreyfus Variable Investment Fund – Quality Bond Portfolio – Initial Shares (DryVIQualBd)*

    Dreyfus Variable Investment Fund – Small Company Stock Portfolio – Initial Shares (DryVISmCo)*

Portfolios of the DWS Investments Variable Investments Trust (VIT) Funds;

    DWS Investments VIT Funds – DWS Equity 500 Index VIP – Class A (DWSI500Idx)*

        (formerly Scudder VIT Equity 500 Index Fund – Class A Shares)

    DWS Investments VIT Funds – DWS Small Cap Index VIP – Class A (DWSISmCap)*

        (formerly Scudder VIT Small Cap Index Fund – Class A Shares)

Portfolios of the DWS Variable Series I;

    DWS Variable Series I – DWS Capital Growth VIP – Class B (DWSVCapGr)*

        (formerly Scudder Variable Series I – Capital Growth Portfolio – Class B)

    DWS Variable Series I – DWS Health Care VIP – Class B (DWSVHealth)*

        (formerly Scudder Variable Series I – Health Sciences Portfolio – Class B)

Portfolios of the DWS Variable Series II;

    DWS Variable Series II – DWS Balanced VIP – Class B (DWSVBal)*

        (formerly Scudder Variable Series II – Total Return Portfolio – Class B)

    DWS Variable Series II – DWS Core Fixed Income VIP – Class B (DWSVCoreFx)*

        (formerly Scudder Variable Series II – Fixed Income Portfolio – Class B)

        (formerly Scudder Variable Series II – Dreman Financial Services Portfolio – Class B)

    DWS Variable Series II – DWS Dreman High Return Equity VIP – Class B (DWSVHghRtrn)*

        (formerly Scudder Variable Series II – Dreman High Return Equity Portfolio – Class B)

    DWS Variable Series II – DWS Dreman Small Cap Value VIP – Class B (DWSVSmCpV)*

        (formerly Scudder Variable Series II – Dreman Small Cap Value Portfolio – Class B)

    DWS Variable Series II – DWS Global Thematic VIP – Class B (DWSVGlob)*

        (formerly Scudder Variable Series II – Global Blue Chip Portfolio – Class B)

    DWS Variable Series II – DWS High Income VIP – Class B (DWSVHghInc)*

        (formerly Scudder Variable Series II – High Income Portfolio – Class B)

    DWS Variable Series II – DWS Large Cap Value VIP – Class B (DWSVLrgCpV)*

        (formerly Scudder Variable Series II – Large Cap Value Portfolio – Class B)

    DWS Variable Series II – DWS Small Cap Growth VIP – Class B (DWSVSmCpG)*

        (formerly Scudder Variable Series II – Small Cap Growth Portfolio – Class B)

    DWS Variable Series II – DWS Technology VIP – Class B (DWSVTech)*

        (formerly Scudder Variable Series II – Technology Growth Portfolio – Class B)

Portfolio of the Federated Insurance Series;

    Federated Insurance Series – Federated Quality Bond Fund II – Primary Shares (FedQualBd)*

Portfolios of the Fidelity® Variable Insurance Products Fund;

    Fidelity® Variable Insurance Products Fund – Equity-Income Portfolio – Service Class (FidVIPEIS)

    Fidelity® Variable Insurance Products Fund – Growth Portfolio – Service Class (FidVIPGrS)

    Fidelity® Variable Insurance Products Fund – High Income Portfolio – Service Class (FidVIPHIS)*

    Fidelity® Variable Insurance Products Fund – Overseas Portfolio – Service Class (FidVIPOvS)

    Fidelity® Variable Insurance Products Fund – Value Portfolio – Service Class (FidVIPVal)*

Portfolios of the Fidelity® Variable Insurance Products Fund II;

    Fidelity® Variable Insurance Products Fund II – Asset Manager Growth Portfolio –

        Service Class (FidVIPAMGrS)*

    Fidelity® Variable Insurance Products Fund II – Asset Manager Portfolio – Service Class (FidVIPAMS)*

    Fidelity® Variable Insurance Products Fund II – Contrafund®Portfolio – Service Class (FidVIPConS)

    Fidelity® Variable Insurance Products Fund II – Index 500 Portfolio – Initial Class (FidVIPIdx500)

    Fidelity® Variable Insurance Products Fund II – Investment Grade Bond Portfolio –

        Service Class (FidVIPIGBdS)

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

Portfolios of the Fidelity® Variable Insurance Products Fund III;

    Fidelity® Variable Insurance Products Fund III – Aggressive Growth Portfolio –

        Service Class (FidVIPAgGrS)*

    Fidelity® Variable Insurance Products Fund III – Balanced Portfolio –

        Service Class (FidVIPBalS)

    Fidelity® Variable Insurance Products Fund III – Dynamic Capital Appreciation Portfolio –

        Service Class (FidVIPDyCapS)*

    Fidelity® Variable Insurance Products Fund III – Growth & Income Portfolio –

        Service Class (FidVIPGrInS)*

    Fidelity® Variable Insurance Products Fund III – Growth Opportunities Portfolio –

        Service Class (FidVIPGrOpS)*

    Fidelity® Variable Insurance Products Fund III – Mid Cap Portfolio – Service Class (FidVIPMCapS)*

    Fidelity® Variable Insurance Products Fund III – Value Strategies Portfolio – Service Class (FidVIPVaIS)*

Portfolio of the Franklin Templeton Variable Insurance Products Trust;

    Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund –

        Class 2 (FrVIPForSec2)

Portfolios of the Gartmore Variable Insurance Trust (GVIT);

    Gartmore GVIT – Emerging Markets Fund – Class I (GVITEmMrkts)*

    Gartmore GVIT – Federated GGVIT High Income Bond Fund – Class I (GVITFHiInc)*

    Gartmore GVIT – Global Financial Services Fund – Class I (GVITGlFin)*

    Gartmore GVIT – Global Health Sciences Fund – Class I (GVITGlHlth)*

    Gartmore GVIT – Global Technology and Communications Fund – Class I (GVITGlTech)*

    Gartmore GVIT – Global Utilities Fund – Class I (GVITGlUtl)*

    Gartmore GVIT – Government Bond Fund – Class I (GVITGvtBd)

    Gartmore GVIT – Growth Fund – Class I (GVITGrowth)*

    Gartmore GVIT – International Growth Fund – Class I (GVITIntGro)*

    Gartmore GVIT – Investor Destinations Aggressive Fund – Class II (GVITIDAgg2)*

    Gartmore GVIT – Investor Destinations Conservative Fund – Class II (GVITIDCon2)*

    Gartmore GVIT – Investor Destinations Moderate Fund – Class II (GVITIDMod2)*

    Gartmore GVIT – Investor Destinations Moderately Aggressive Fund – Class II (GVITIDModAg2)*

    Gartmore GVIT – Investor Destinations Moderately Conservative Fund – Class II (GVITIDModCon2)*

    Gartmore GVIT – J.P. Morgan GVIT Balanced Fund – Class I (GVITJPBal)

    Gartmore GVIT – Mid Cap Growth Fund – Class I (GVITMdCpGr)*

    Gartmore GVIT – Mid Cap Index Fund – Class I (GVITMdCpIdx)

    Gartmore GVIT – Money Market Fund – Class I (GVITMyMkt)

    Gartmore GVIT – Money Market Fund – Class V (GVITMyMkt5)*

    Gartmore GVIT – Nationwide Fund – Class I (GVITNWFund)

    Gartmore GVIT – Nationwide Leaders Fund – Class I (GVITNWLead)*

    Gartmore GVIT – Small Cap Growth Fund – Class I (GVITSmCapGr)*

    Gartmore GVIT – Small Cap Value Fund – Class I (GVITSmCapVal)*

    Gartmore GVIT – Small Company Fund – Class I (GVITSmComp)

    Gartmore GVIT – U.S. Growth Leaders Fund – Class I (GVITUSGro)*

    Gartmore GVIT – Van Kampen GGVIT Comstock Value Fund – Class I (GVITVKVal)*

    Gartmore GVIT – Van Kampen GVIT Multi Sector Bond Fund – Class I (GVITMltSec)*

    Gartmore GVIT – Worldwide Leaders Fund – Class I (GVITWLead)*

Goldman Sachs Mid Cap Value Fund – Class A (GSMidCpV)*

Portfolios of the Goldman Sachs Variable Insurance Trust (VIT);

    Goldman Sachs VIT Capital Growth Fund (GSVCpGro)*

    Goldman Sachs VIT CORE Large Cap Growth Fund (GSVLrgCpGr)*

    Goldman Sachs VIT Global Income Fund (GSVGlobInc)*

    Goldman Sachs VIT Growth and Income Fund (GSVGroInc)*

    Goldman Sachs VIT International Equity Fund (GSVIntEq)*

    Goldman Sachs VIT Mid Cap Value Fund (GSVMdCpV)

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

    Goldman Sachs VIT Structured Small Cap Equity Fund (GSVStrSmCp)*

        (formerly Goldman Sachs VIT CORESM Small Cap Equity Fund)

    Goldman Sachs VIT Structured U.S. Equity Fund (GSVStrUSEq)*

        (formerly Goldman Sachs VIT CORESM U.S. Equity Fund)

Portfolios of the Huntington Variable Annuity (VA);

    Huntington VA Dividend Capture – Trust Shares (HVADivCap)*

    Huntington VA Growth Fund – Trust Shares (HVAGrowth)*

    Huntington VA Income Equity – Trust Shares (HVAIncEq)*

    Huntington VA Mid Corp America – Trust Shares (HVAMidCorp)*

    Huntington VA New Economy – Trust Shares (HVANewEcon)*

Portfolios of the Janus Aspen Series;

    Janus Aspen Series – Balanced Portfolio – Service Shares (JanBal)*

    Janus Aspen Series – Forty Portfolio – Service Shares (JanForty)*

    Janus Aspen Series – Global Technology Portfolio – Service Shares (JanGlTech)*

    Janus Aspen Series – International Growth Portfolio – Institutional Shares (JanIntGroI)*

    Janus Aspen Series – International Growth Portfolio – Service Shares (JanIntGroS)*

    Janus Aspen Series – Mid Cap Value Portfolio – Service Shares (JanMidCpVal)

Portfolios of the JPMorgan Insurance Trust;

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Balanced Portfolio 1 (JPMBal)

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Core Bond Portfolio 1 (JPMCBond)

        (formerly JPMorgan Investment Trust – JPMorgan Investment Trust Bond Portfolio 1)

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Diversified Equity Portfolio 1 (JPMDivEq)*

    JPMorgan Insurance Trust –

        JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio 1 (JPMMidCapGr)

            (formerly JPMorgan Investment Trust – JPMorgan Investment Trust Mid Cap Growth Portfolio 1)

    JPMorgan Insurance Trust –

        JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio 1 (JPMMidCapV)*

            (formerly JPMorgan Investment Trust – JPMorgan Investment Trust Mid Cap Value Portfolio 1)

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Equity Index Portfolio 1 (JPMEqIndx)*

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Government Bond Portfolio 1 (JPMGvtBd)*

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Intrepid Mid Cap Portfolio 1 (JPMMidCap)*

        (formerly JPMorgan Investment Trust – JPMorgan Investment Trust Diversified Mid Cap Portfolio 1)

    JPMorgan Insurance Trust – JPMorgan Insurance Trust Large Cap Growth Portfolio 1 (JPMLgCapGr)*

Portfolios of the JPMorgan Series Trust II;

    JPMorgan Series Trust II – JPMorgan Bond Portfolio (JPMSTBond)*

    JPMorgan Series Trust II – JPMorgan International Equity Portfolio (JPMSTIntEq)*

    JPMorgan Series Trust II – JPMorgan Mid Cap Value Portfolio (JPMSTMidCap)*

    JPMorgan Series Trust II – JPMorgan Small Company Portfolio (JPMSTSmCo)*

    JPMorgan Series Trust II – JPMorgan U.S. Large Cap Core Equity Fund (JPMSTLrgCap)*

Portfolios of the Legg Mason Partners Variable Portfolios I Inc.;

    Legg Mason Partners Variable Portfolios I Inc. – All Cap Portfolio – Class I (LMVPAllCap)*

        (formerly Salomon Brothers Variable Series Funds Inc. – All Cap Fund – Class I)

    Legg Mason Partners Variable Portfolios I Inc. – Global High Yield Bond Portfolio Class I

        (LMVPGlbHgYld)*

            (formerly Salomon Brothers Variable Series Funds Inc. – High Yield Bond Fund – Class I)

    Legg Mason Partners Variable Portfolios I Inc. – Investors Portfolio – Class I (LMVPInv)

        (formerly Salomon Brothers Variable Series Funds Inc. – Investors Fund – Class I)

    Legg Mason Partners Variable Portfolios I Inc. – Total Return Portfolio – Class I (LMVPTotRtr)*

        (formerly Salomon Brothers Variable Series Funds Inc. – Total Return Fund – Class I)

Portfolio of the Legg Mason Partners Variable Portfolios II Inc.;

    Legg Mason Partners Variable Portfolios II Inc. – Aggressive Growth Portfolio – Class I (LMVPAggGro)*

        (formerly Salomon Brothers Variable Series Funds Inc. – Emerging Growth Fund – Class I)

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

Portfolios of the MFS Variable Insurance Trust;

    MFS Variable Insurance Trust – Investors Growth Stock Series – Initial Class (MFSInvGrStI)

    MFS Variable Insurance Trust – Investors Growth Stock Series – Service Class (MFSInvGrStS)*

    MFS Variable Insurance Trust – Mid Cap Growth Series – Service Class (MFSMidCapGrS)*

    MFS Variable Insurance Trust – Utilities Series – Initial Class (MFSUtilityI)*

    MFS Variable Insurance Trust – Utilities Series – Service Class (MFSUtilityS)*

    MFS Variable Insurance Trust – Value Series – Initial Class (MFSValueI)*

    MFS Variable Insurance Trust – Value Series – Service Class (MFSValueS)*

Portfolios of the Neuberger Berman Advisers Management Trust;

    Neuberger Berman Advisers Management Trust – Fasciano Portfolio – Class S (NBAMTFasc)*

    Neuberger Berman Advisers Management Trust – Guardian Portfolio – I Class Shares (NBAMTGuard)*

    Neuberger Berman Advisers Management Trust – Mid Cap Growth Portfolio –

        I Class Shares (NBAMTMCGr)*

    Neuberger Berman Advisers Management Trust – Partners Portfolio – Class I (NBAMTPart)*

Portfolios of the Oppenheimer Variable Account Funds;

    Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA –

        Non-Service Shares (OppCapAp) (formerly Oppenheimer Variable Account Funds –

            Oppenheimer Capital Appreciation Fund/VA – Initial Class)

    Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA –

        Non-Service Shares (OppGlSec) (formerly Oppenheimer Variable Account Funds –

            Oppenheimer Global Securities Fund/VA – Initial Class)

    Oppenheimer Variable Account Funds – Oppenheimer Main Street® Fund/VA –

        Non-Service Shares (OppMSt)* (formerly Oppenheimer Variable Account Funds –

            Oppenheimer Main Street Fund®/VA – Initial Class)

    Oppenheimer Variable Account Funds – Oppenheimer Mid Cap Fund/VA –

        Non-Service Shares (OppMidCap)* (formerly Oppenheimer Variable Account Funds –

            Oppenheimer Aggressive Growth Fund/VA – Initial Class)

Portfolios of the PIMCO Variable Insurance Trust;

    PIMCO Variable Insurance Trust – PIMCO VIT All Asset Portfolio – Administrative Shares (PVITAllAst)*

    PIMCO Variable Insurance Trust – PIMCO VIT High Yield Portfolio – Administrative Shares (PVITHighY)*

    PIMCO Variable Insurance Trust – PIMCO VIT Low Duration Portfolio –

        Administrative Shares (PVITLowDur)*

    PIMCO Variable Insurance Trust – PIMCO VIT Real Return Portfolio –

        Administrative Shares (PVITRealRet)

    PIMCO Variable Insurance Trust – PIMCO VIT Total Return Portfolio –

        Administrative Shares (PVITTotRet)

Pioneer High Yield VCT Portfolio – Class I Shares (PioHiYield)*

Portfolios of the Putnam Variable Trust;

    Putnam Variable Trust – Putnam VT International Equity Fund – IA Shares (PVTIntEqIA)*

    Putnam Variable Trust – Putnam VT International Equity Fund – IB Shares (PVTIntEqIB)*

Royce Capital Fund – Micro Cap (RCFMicroCap)*

Royce Capital Fund – Small Cap (RCFSmCap)

T. Rowe Price Equity Income Portfolio – II (TRowEqInc2)

T. Rowe Price Mid Cap Growth Portfolio – II (TRowMidCap2)*

T. Rowe Price New America Growth Portfolio (TRowNewAmGr)*

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

Portfolios of the Van Kampen – The Universal Institutional Funds Inc.;

    Van Kampen – The Universal Institutional Funds Inc. – Core Plus Fixed Income Portfolio –

        Class I (VKCorPlus)*

    Van Kampen – The Universal Institutional Funds Inc. – Emerging Markets Debt Portfolio –

        Class I (VKEmMkt)*

    Van Kampen – The Universal Institutional Funds Inc. – Emerging Markets Equity Portfolio –

        Class I (VKEmMktEq)*

    Van Kampen – The Universal Institutional Funds Inc. – Equity Growth Portfolio – Class I (VKEqGro)*

    Van Kampen – The Universal Institutional Funds Inc. – Global Value Equity Portfolio –

        Class I (VKGlobVal)*

    Van Kampen – The Universal Institutional Funds Inc. – High Yield Portfolio (VKHighYld)*

    Van Kampen – The Universal Institutional Funds Inc. – International Magnum Portfolio –

        Class I (VKIntMag)*

    Van Kampen – The Universal Institutional Funds Inc. – Mid Cap Growth Portfolio –

        Class I (VKMidCapG)

    Van Kampen – The Universal Institutional Funds Inc. – Mid Cap Growth Portfolio –

        Class II (VKMidCapG2)*

    Van Kampen – The Universal Institutional Funds Inc. – U.S. Mid Cap Value Portfolio –

        Class I (VKUSMidCpV)*

    Van Kampen – The Universal Institutional Funds Inc. – U.S. Real Estate Portfolio –

        Class I (VKUSRealEst)*

    Van Kampen – The Universal Institutional Funds Inc. – Value Portfolio (VKValue)*

Portfolios of the Van Kampen Life Investment Trust;

    Van Kampen Life Investment Trust – Comstock Portfolio – Class II (VKCom2)*

    Van Kampen Life Investment Trust – Enterprise Portfolio – Class II (VKEnt2)*

    Van Kampen Life Investment Trust – Strategic Growth Portfolio – Class II (VKStrGr2)*

        (formerly Van Kampen Life Investment Trust – Emerging Growth Portfolio – Class II)

Portfolio of the W&R Target Funds Inc.;

    W&R Target Funds Inc. – Small Cap Growth Portfolio (WRSmCapGr)

Portfolio of the Wells Fargo Advantage Variable Trust FundsSM;

    Wells Fargo Advantage Variable Trust FundsSM –

        Wells Fargo Advantage VT Opportunity FundSM (WFAVTOpp)*

At December 31, 2006, contract owners were invested in all of the above funds, except those noted with an asterisk(*). The contract owners’ equity is affected by the investment results of each fund, equity transaction by contract owners and certain contract expenses (see notes 2 and 3).

The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

(c)	Security Valuation, Transactions and Related Investment Income
Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2006 of such funds, which value their investment securities at fair value. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a First in – First out basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d)	Federal Income Taxes
Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

(e)	Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	New Accounting Pronouncement
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) 157. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. SFAS 157 is not expected to have a material impact on the Accounts’ financial position or results of their operations upon adoption.

(2)	Policy Charges

(a)	Deductions from Premium
The Company deducts a charge for state premium taxes and sales expenses not to exceed 9.0% (reduced to 5.5% starting in the seventh policy year) of each premium received. The Company may reduce this charge where the size or nature of the group results in savings in sales, underwriting, or administrative costs. Variations due to differences in cost are determined in a manner not unfairly discriminatory to policy owners.

For the periods ended December 31, 2006 and 2005, total front-end sales charge deductions were $479,106 and $562,177, respectively.

(b)	Cost of Insurance
A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c)	Administrative Charges
The Company currently deducts a monthly administrative charge of $5 in all policy years to recover policy maintenance, accounting, record keeping and other administrative expenses. This charge is subject to change but will not exceed $10 per month. These charges are assessed against each contract by liquidating units.

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

(3)	Asset Charges
For corporate flexible premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges. This charge is guaranteed not to exceed an annualized rate of 0.75% of the policy’s cash value. Currently, this rate is 0.40% during the first through fourth policy years, 0.25% during the fifth through twentieth policy years and 0.10% thereafter. A reduced fee tier rate exists for corporate flexible premium contracts and is 0.20% for all policy years. These charges are assessed through the daily unit value calculation.

For contracts issued prior to September 9, 2002, the Company reduced the asset charges where the size or nature of the group resulted in savings in sales, underwriting, or administrative costs. Variations due to differences in costs were determined in a manner not unfairly discriminatory to policy owners.

(4)	Death Benefits
Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5)	Policy Loans (Net of Repayments)
Contract provisions allow contract owners to borrow 90% of a policy’s non-loaned cash value. Interest is charged on the outstanding loan and is due and payable on the each policy anniversary, or when the loan is repaid or a new loan is effective.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan was made. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

The interest rate charged on the policy loan is the stated rate of interest in effect at the time the loan is made, subject to a guaranteed maximum rate of 3.75%. No loans were outstanding for the periods ended December 31, 2006 and 2005.

(6)	Related Party Transactions
The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity.

Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements.

For the periods ended December 31, 2006 and 2005, there were no transfers between the Account and the fixed account of the Company.

(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

(7)	Financial Highlights
The following is a summary of units, unit fair values and contract owners’ equity outstanding for variable universal life contracts as of the end of the periods indicated, and the contract expense rate, investment income ratio and total return for each period in the five year period ended December 31, 2006.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
BEST of AMERICA® America’s FUTURE Life SeriesSM Reduced Fee Tier – (0.20%)

Fidelity® Variable Insurance Products Fund – Equity-Income Portfolio – Service Class
2006	0.20%	413,340	$14.308356	$5,914,216	3.21%	19.84%
2005	0.20%	458,254	11.939536	5,471,340	1.80%	5.55%
2004	0.20%	610,162	11.312080	6,902,201	1.58%	11.16%

Fidelity® Variable Insurance Products Fund – Growth Portfolio – Service Class
2006	0.20%	65,744	9.359100	615,305	0.29%	6.52%
2005	0.20%	71,030	8.786288	624,090	0.36%	5.46%
2004	0.20%	80,876	8.331220	673,796	0.16%	3.06%

Fidelity® Variable Insurance Products Fund – Overseas Portfolio – Service Class
2006	0.20%	165,398	14.552107	2,406,889	0.59%	17.71%
2005	0.20%	112,464	12.362488	1,390,335	0.56%	18.73%

Fidelity® Variable Insurance Products Fund II – Contrafund® Portfolio – Service Class
2006	0.20%	421,930	16.512980	6,967,322	1.13%	11.37%
2005	0.20%	385,314	14.827535	5,713,257	0.20%	16.61%
2004	0.20%	395,940	12.715028	5,034,388	0.26%	15.11%

Fidelity® Variable Insurance Products Fund II – Index 500 Portfolio – Initial Class
2006	0.20%	398,514	12.105326	4,824,142	1.68%	15.50%
2005	0.20%	407,914	10.480980	4,275,338	1.68%	4.61%
2004	0.20%	436,930	10.018647	4,377,447	1.25%	10.39%

Fidelity® Variable Insurance Products Fund II – Investment Grade Bond Portfolio – Service Class
2006	0.20%	20,748	13.086482	271,518	3.17%	4.09%
2005	0.20%	97,252	12.572029	1,222,655	2.93%	1.88%
2004	0.20%	38,490	12.340435	474,983	2.00%	4.11%

Fidelity® Variable Insurance Products Fund III – Balanced Portfolio – Service Class
2006	0.20%	211,486	12.923625	2,733,166	1.98%	11.42%
2005	0.20%	233,518	11.599328	2,708,652	2.49%	5.40%
2004	0.20%	258,454	11.005178	2,844,332	1.85%	5.21%

Gartmore GVIT – Money Market Fund – Class I
2006	0.20%	76	11.101216	844	4.37%	4.32%
2005	0.20%	76	10.641320	809	2.73%	2.46%
2004	0.20%	76	10.385497	789	0.83%	0.61%

The BEST of AMERICA® America’s FUTURE Life SeriesSM Reduced Fee Tier – (0.25%)

AIM Variable Insurance Funds – AIM V.I. Basic Value Fund – Series I
2004	0.25%	194,202	13.719318	2,664,319	0.00%	10.79%
2003	0.25%	34,744	12.382943	430,233	0.04%	33.29%

AIM Variable Insurance Funds – AIM V.I. Core Equity Fund – Series I
2006	0.25%	145,236	10.897781	1,582,750	0.60%	8.98%	04/28/06

AIM Variable Insurance Funds – AIM V.I. Core Stock Fund – Series I Shares
2005	0.25%	101,482	11.436219	1,160,570	0.23%	3.10%
2004	0.25%	187,696	11.092753	2,082,065	0.74%	3.98%
2003	0.25%	187,983	10.668115	2,005,424	1.26%	22.29%

AIM Variable Insurance Funds – AIM V.I. Dynamics Fund – Series I Shares
2004	0.25%	12,758	10.681061	136,269	0.00%	13.06%
2003	0.25%	4,116	9.447591	38,886	0.00%	37.48%

AIM Variable Insurance Funds – AIM V.I. Global Health Care Fund – Series I Shares
2006	0.25%	444	13.945062	6,192	0.00%	4.97%
2005	0.25%	174	13.284465	2,311	0.00%	7.88%
2004	0.25%	10,156	12.314241	125,063	0.00%	7.30%
2003	0.25%	9,388	11.476339	107,740	0.00%	27.46%
(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
AIM Variable Insurance Funds – AIM V.I. Global Real Estate Fund – Series I
2003	0.25%	1,861	$18.434416	$34,306	5.75%	38.47%

AIM Variable Insurance Funds – AIM V.I. Growth Fund – Series I
2004	0.25%	277,828	10.959763	3,044,929	0.00%	9.60%	04/30/04

AIM Variable Insurance Funds – AIM V.I. Mid Cap Core Equity Fund – Series I
2004	0.25%	209,352	14.193109	2,971,356	0.19%	13.53%
2003	0.25%	40,414	12.501247	505,225	0.00%	27.00%

AIM Variable Insurance Funds – AIM V.I. Small Cap Growth Fund – Series I
2006	0.25%	7,682	16.502275	126,770	0.00%	13.84%
2005	0.25%	6,448	14.495652	93,468	0.00%	4.93%
2004	0.25%	273,458	13.814641	3,777,724	0.00%	13.61%
2003	0.25%	160,568	12.159621	1,952,446	0.00%	33.10%

AIM Variable Insurance Funds – AIM V.I. Technology Fund – Series I Shares
2004	0.25%	2,718	8.481089	23,052	0.00%	4.37%
2003	0.25%	20,669	8.125808	167,952	0.00%	44.93%

AIM Variable Insurance Funds – AIM V.I. Total Return Fund – Series I Shares
2004	0.25%	154,896	9.921020	1,536,726	1.74%	3.47%
2003	0.25%	79,699	9.588040	764,157	2.74%	16.69%

AIM Variable Insurance Funds – AIM V.I. Utilities Fund – Series I Shares
2003	0.25%	5,717	7.744429	44,275	1.05%	17.18%

Fidelity® Variable Insurance Products Fund – Overseas Portfolio – Service Class
2006	0.25%	27,214	15.541970	422,959	0.59%	17.65%
2005	0.25%	21,758	13.209999	287,423	0.56%	18.67%
2004	0.25%	444,828	11.131246	4,951,490	1.11%	13.20%
2003	0.25%	269,951	9.832886	2,654,397	0.81%	42.85%

Gartmore GVIT – Government Bond Fund – Class I
2006	0.25%	12,244	14.462518	177,079	4.81%	3.08%
2005	0.25%	5,040	14.029861	70,710	2.97%	3.01%
2004	0.25%	21,918	13.620393	298,532	5.18%	3.00%
2003	0.25%	27,927	13.223142	369,283	2.73%	1.75%

Gartmore GVIT – Growth Fund: Class I
2003	0.25%	28,670	5.146555	147,552	0.02%	32.41%

Gartmore GVIT – J.P. Morgan GVIT Balanced Fund: Class I
2006	0.25%	134,012	12.259877	1,642,971	2.37%	11.97%
2005	0.25%	122,946	10.949336	1,346,177	2.06%	2.29%

Gartmore GVIT – Mid Cap Growth Fund – Class I
2003	0.25%	820	9.579740	7,855	0.00%	39.79%

Gartmore GVIT – Mid Cap Index Fund – Class I
2006	0.25%	30,172	22.013684	664,197	1.16%	9.62%
2005	0.25%	24,440	20.082588	490,818	1.07%	11.82%
2004	0.25%	15,780	17.959872	283,407	0.59%	15.44%
2003	0.25%	324	15.557368	5,041	0.58%	34.31%

Gartmore GVIT – Money Market Fund – Class I
2006	0.25%	17,642	12.438934	219,448	4.37%	4.27%
2005	0.25%	15,932	11.929582	190,062	2.73%	2.41%

Gartmore GVIT – Nationwide® Fund – Class I
2006	0.25%	56,836	12.686370	721,043	1.12%	13.34%
2005	0.25%	48,504	11.192728	542,892	0.99%	7.17%
2004	0.25%	20,024	10.443524	209,121	1.31%	9.48%
2003	0.25%	21,730	9.539460	207,292	0.52%	27.19%

Gartmore GVIT – Small Company Fund – Class I
2006	0.25%	8,254	25.344077	209,190	0.12%	11.76%
2005	0.25%	6,854	22.677354	155,431	0.00%	12.04%
2004	0.25%	1,086	20.240968	21,982	0.00%	18.72%
2003	0.25%	6,841	17.048620	116,630	0.00%	40.66%

Gartmore GVIT – Van Kampen GVIT Value Fund: Class I
2004	0.25%	9,778	10.467533	102,352	1.12%	17.21%
2003	0.25%	11,755	8.930936	104,983	1.80%	31.11%

Gartmore GVIT – Worldwide Leaders Fund – Class I
2003	0.25%	4,733	8.554639	40,489	0.00%	35.72%
(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
INVESCO VIF Growth Fund
2003	0.25%	348,515	$4.291770	$1,495,746	0.00%	29.55%

Legg Mason Partners Variable Portfolios I Inc – Investors Portfolio – Class I
2006	0.25%	2,422	17.009403	41,197	2.54%	17.96%
2005	0.25%	1,084	14.419098	15,630	0.49%	6.26%
2004	0.25%	14,406	13.569403	195,481	2.21%	10.10%
2003	0.25%	7,070	12.324552	87,135	1.32%	32.00%

The BEST of AMERICA® America’s FUTURE Life SeriesSM Reduced Fee Tier – (0.40%)

AIM Variable Insurance Funds – AIM V.I. Basic Value Fund – Series I
2004	0.40%	39,136	13.668757	534,940	0.00%	10.63%
2003	0.40%	42,275	12.355819	522,342	0.04%	33.09%
2002	0.40%	41,838	9.283590	388,407	0.00%	-7.16%	07/15/02

AIM Variable Insurance Funds – AIM V.I. Core Stock Fund – Series I Shares
2004	0.40%	27,000	10.993594	296,827	0.74%	3.82%
2003	0.40%	158,536	10.588631	1,678,679	1.26%	22.11%
2002	0.40%	286,948	8.671582	2,488,293	1.67%	-19.43%

AIM Variable Insurance Funds – AIM V.I. Global Health Care Fund – Series I Shares
2002	0.40%	5,342	8.949952	47,811	0.00%	-24.75%

AIM Variable Insurance Funds – AIM V.I. Growth Fund – Series I
2004	0.40%	48,662	10.948763	532,789	0.00%	9.49%	04/30/04

AIM Variable Insurance Funds – AIM V.I. Mid Cap Core Equity Fund – Series I
2004	0.40%	42,190	14.140795	596,600	0.19%	13.36%
2003	0.40%	49,175	12.473849	613,402	0.00%	26.81%
2002	0.40%	52,865	9.836962	520,031	0.00%	-1.63%	07/15/04

AIM Variable Insurance Funds – AIM V.I. Small Cap Growth Fund – Series I
2006	0.40%	1,648	16.305796	26,872	0.00%	13.67%
2004	0.40%	52,750	13.691063	722,204	0.00%	13.44%
2003	0.40%	185,394	12.068934	2,237,508	0.00%	32.90%
2002	0.40%	318,301	9.081210	2,890,558	0.00%	-31.39%

AIM Variable Insurance Funds – AIM V.I. Technology Fund – Series I Shares
2002	0.40%	27,179	5.573377	151,479	0.00%	-47.06%

AIM Variable Insurance Funds – AIM V.I. Total Return Fund – Series I Shares
2004	0.40%	22,118	9.832340	217,472	1.74%	3.32%
2003	0.40%	71,235	9.516603	677,915	2.74%	16.51%
2002	0.40%	111,191	8.167813	908,187	3.39%	-10.58%

AIM Variable Insurance Funds – AIM V.I. Utilities Fund – Series I Shares
2002	0.40%	6,844	6.569711	44,963	1.04%	-20.64%

AllianceBernstein Variable Products Series Fund, Inc. – Growth and Income Portfolio – Class A
2006	0.40%	271,716	13.658375	3,711,199	1.38%	16.82%
2005	0.40%	233,326	11.691859	2,728,015	1.46%	4.45%
2004	0.40%	172,414	11.193833	1,929,974	0.86%	11.02%
2003	0.40%	94,893	10.082977	956,804	1.15%	31.97%

AllianceBernstein Variable Products Series Fund, Inc. – International Value Portfolio – Class A
2006	0.40%	29,706	12.467326	370,354	0.00%	24.67%	02/01/06

American Century Variable Portfolios, Inc. – International Fund – Class I
2005	0.40%	25,592	9.194806	235,313	1.17%	12.80%
2004	0.40%	18,162	8.151177	148,042	0.00%	14.47%

American Funds Insurance Series – Growth Fund – Class 2
2006	0.40%	24,898	10.378426	258,402	0.69%	3.78%	05/01/06

American Funds Insurance Series – International Fund – Class 2
2006	0.40%	39,608	10.690968	423,448	1.43%	6.91%	05/01/06

Calvert Variable Series, Inc. – Social Equity Portfolio
2006	0.40%	2,976	15.240875	45,357	0.00%	9.62%
2005	0.40%	3,084	13.903575	42,879	0.06%	4.13%
2004	0.40%	3,150	13.352495	42,060	0.08%	6.73%
2003	0.40%	2,995	12.510533	37,469	0.02%	21.69%
(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio – Service Shares
2006	0.40%	790	$15.520951	$12,262	0.46%	13.96%
2005	0.40%	2,514	13.620186	34,241	0.00%	6.81%
2004	0.40%	2,156	12.752292	27,494	1.20%	21.40%
2003	0.40%	42	10.504526	441	0.63%	37.23%

Dreyfus Stock Index Fund, Inc. – Initial Shares
2006	0.40%	394,470	12.257097	4,835,057	1.70%	15.04%
2005	0.40%	360,122	10.654824	3,837,037	1.66%	4.27%
2004	0.40%	326,338	10.218046	3,334,537	1.97%	10.20%
2003	0.40%	217,474	9.272395	2,016,505	1.82%	27.85%

Dreyfus Variable Investment Fund – International Value Portfolio – Initial Shares
2006	0.40%	116,234	20.055172	2,331,093	1.47%	22.11%
2005	0.40%	115,534	16.423973	1,897,527	0.00%	11.44%
2004	0.40%	84,172	14.737382	1,240,475	1.24%	19.54%
2003	0.40%	51,497	12.328061	634,858	6.21%	35.81%

Fidelity® Variable Insurance Products Fund – Equity-Income Portfolio – Service Class
2003	0.40%	636,125	11.495307	7,312,452	1.68%	29.70%
2002	0.40%	559,168	8.862985	4,955,898	1.68%	-17.33%

Fidelity® Variable Insurance Products Fund – Growth Portfolio – Service Class
2006	0.40%	848	10.352362	8,779	0.29%	6.31%
2005	0.40%	4,722	9.738159	45,984	0.36%	5.25%
2004	0.40%	3,898	9.252214	36,065	0.16%	2.85%
2003	0.40%	77,099	8.995716	693,561	0.03%	32.25%
2002	0.40%	9,523	6.801978	64,775	0.00%	-30.48%

Fidelity® Variable Insurance Products Fund – Overseas Portfolio – Service Class
2004	0.40%	84,776	11.031720	935,225	1.11%	13.03%
2003	0.40%	305,807	9.759585	2,984,549	0.81%	42.63%
2002	0.40%	574,848	6.842437	3,933,361	0.82%	-20.66%

Fidelity® Variable Insurance Products Fund II – Contrafund®Portfolio – Service Class
2006	0.40%	20,772	17.124450	355,709	1.13%	11.15%
2005	0.40%	21,520	15.407287	331,565	0.20%	16.38%
2004	0.40%	21,972	13.238537	290,877	0.26%	14.88%
2003	0.40%	405,029	11.523894	4,667,511	0.36%	27.84%
2002	0.40%	384,953	9.014275	3,470,072	0.73%	-9.79%

Fidelity® Variable Insurance Products Fund II – Index 500 Portfolio – Initial Class
2003	0.40%	432,638	7.829650	3,387,404	1.53%	27.90%
2002	0.40%	457,424	6.121876	2,800,293	1.29%	-22.56%

Fidelity® Variable Insurance Products Fund II – Investment Grade Bond Portfolio – Service Class
2003	0.40%	97,914	11.796195	1,155,013	2.74%	4.64%
2002	0.40%	75,241	11.272735	848,172	0.00%	9.76%

Fidelity® Variable Insurance Products Fund III – Balanced Portfolio – Service Class
2003	0.40%	191,781	10.283429	1,972,166	2.48%	17.06%
2002	0.40%	154,828	8.784896	1,360,148	2.83%	-9.12%

Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund – Class 2
2006	0.40%	46,508	19.549201	909,194	1.47%	20.96%
2005	0.40%	62,286	16.161499	1,006,635	1.07%	9.73%
2004	0.40%	78,650	14.728417	1,158,390	1.06%	18.06%
2003	0.40%	49,066	12.475864	612,141	1.59%	31.68%

Gartmore GVIT – Government Bond Fund – Class I
2002	0.40%	19,615	12.918846	253,403	9.52%	10.54%

Gartmore GVIT – Growth Fund: Class I
2002	0.40%	20,775	3.863679	80,268	0.00%	-29.01%

Gartmore GVIT – Mid Cap Growth Fund – Class I
2002	0.40%	6,186	6.812256	42,141	0.00%	-37.27%

Gartmore GVIT – Mid Cap Index Fund – Class I
2006	0.40%	184,016	21.751707	4,002,662	1.16%	9.45%
2005	0.40%	171,914	19.873309	3,416,500	1.07%	11.65%
2004	0.40%	136,290	17.799298	2,425,866	0.59%	15.27%
2003	0.40%	99,787	15.441403	1,540,851	0.58%	34.11%
(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Gartmore GVIT – Money Market Fund – Class I
2006	0.40%	325,286	$12.290178	$3,997,823	4.37%	4.11%
2005	0.40%	195,028	11.804619	2,302,231	2.73%	2.26%
2004	0.40%	146,872	11.543898	1,695,475	0.83%	0.41%
2003	0.40%	107,374	11.496973	1,234,476	0.55%	0.22%
2002	0.40%	41	11.471376	470	3.26%	0.81%

Gartmore GVIT – Nationwide® Fund – Class I
2005	0.40%	204	11.076090	2,260	0.99%	7.01%
2002	0.40%	17,310	7.455189	129,049	1.94%	-17.68%

Gartmore GVIT – Small Company Fund – Class I
2006	0.40%	1,618	25.042525	40,519	0.12%	11.59%
2005	0.40%	2,364	22.441067	53,051	0.00%	11.87%
2004	0.40%	530	20.060030	10,632	0.00%	18.55%
2003	0.40%	78	16.921572	1,320	0.00%	40.45%
2002	0.40%	717	12.048077	8,638	0.00%	-17.66%

Gartmore GVIT – Worldwide Leaders Fund – Class I
2002	0.40%	15,496	6.265578	97,091	0.00%	-25.69%

Goldman Sachs Variable Insurance Trust – Goldman Sachs VIT Mid Cap Value Fund
2006	0.40%	14,480	28.118779	407,160	0.96%	15.70%
2005	0.40%	12,040	24.302910	292,607	0.63%	12.38%
2004	0.40%	8,870	21.626334	191,826	0.99%	25.38%
2003	0.40%	247	17.248288	4,260	4.06%	27.88%

INVESCO VIF Growth Fund
2003	0.40%	426,314	4.259733	1,815,984	0.00%	29.36%
2002	0.40%	703,188	3.293048	2,315,632	0.00%	-39.18%

Janus Aspen Series – Mid Cap Value Portfolio – Service Shares
2006	0.40%	6,830	14.604104	99,746	2.68%	14.61%

JPMorgan Insurance Trust – JPMorgan Insurance Trust Balanced Portfolio 1
2006	0.40%	126	11.137494	1,403	6.43%	10.54%
2005	0.40%	1,144	10.075754	11,527	2.43%	2.09%
2004	0.40%	1,192	9.869290	11,764	1.17%	5.31%
2003	0.40%	177	9.371697	1,659	0.00%	16.73%

JPMorgan Insurance Trust – JPMorgan Insurance Trust Core Bond Portfolio 1
2006	0.40%	220	14.221560	3,129	4.14%	3.72%
2005	0.40%	1,868	13.711626	25,613	3.15%	1.98%
2004	0.40%	1,892	13.445176	25,438	1.81%	3.72%
2003	0.40%	218	12.963219	2,826	0.00%	3.46%

JPMorgan Insurance Trust – JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio 1
2006	0.40%	594	10.340957	6,143	0.00%	10.95%
2005	0.40%	2,224	9.320747	20,729	0.00%	10.65%
2004	0.40%	2,050	8.423606	17,268	0.00%	12.17%
2003	0.40%	221	7.509677	1,660	0.00%	26.64%

JPMorgan Insurance Trust – JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio 1
2005	0.40%	1,512	16.666561	25,200	0.47%	9.32%
2004	0.40%	50	15.246029	762	0.29%	14.94%

JPMorgan Insurance Trust – JPMorgan Insurance Trust Equity Index Portfolio
2005	0.40%	3,856	8.626320	33,263	1.05%	4.04%
2004	0.40%	3,698	8.291329	30,661	0.34%	9.90%
2003	0.40%	132	7.544510	996	0.00%	27.47%

Legg Mason Partners Variable Portfolios I Inc – Investors Portfolio – Class I
2002	0.40%	17,337	9.281074	160,906	2.66%	-23.36%

MFS® Variable Insurance Trust – Investors Growth Stock Series – Initial Class
2006	0.40%	43,392	11.017000	478,050	0.00%	7.15%
2005	0.40%	57,102	10.282095	587,128	0.33%	4.07%
2004	0.40%	110,050	9.879737	1,087,265	0.00%	8.75%
2003	0.40%	84,317	9.084887	766,010	0.00%	22.53%

MFS® Variable Insurance Trust – Value Series – Initial Class
2004	0.40%	28,266	11.800888	333,564	0.83%	14.72%
2003	0.40%	20,767	10.286766	213,625	0.00%	24.46%
(Continued)

NATIONWIDE VL SEPARATE ACCOUNT–D (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA – Non-Service Shares
2006	0.40%	135,012	$11.740817	$1,585,151	0.30%	7.52%
2005	0.40%	85,240	10.919800	930,804	0.97%	4.68%
2004	0.40%	20,074	10.431598	209,404	0.00%	6.51%

Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA – Non-Service Shares
2006	0.40%	151,210	17.184784	2,598,511	0.93%	17.22%
2005	0.40%	112,310	14.659892	1,646,452	0.87%	13.85%
2004	0.40%	76,140	12.876219	980,395	1.14%	18.69%
2003	0.40%	58,774	10.848847	637,630	0.16%	42.45%

PIMCO Variable Insurance Trust – PIMCO VIT Real Return Portfolio – Administrative Shares
2006	0.40%	151,390	13.901483	2,104,546	4.26%	0.34%
2005	0.40%	133,526	13.854354	1,849,916	2.86%	1.67%
2004	0.40%	92,138	13.627337	1,255,596	0.99%	8.45%
2003	0.40%	84,012	12.565018	1,055,612	2.61%	8.42%

PIMCO Variable Insurance Trust – PIMCO VIT Total Return Portfolio – Administrative Shares
2006	0.40%	193,768	12.435917	2,409,683	4.46%	3.43%
2005	0.40%	166,900	12.023223	2,006,676	3.64%	2.02%
2004	0.40%	70,122	11.785439	826,419	1.94%	4.46%
2003	0.40%	52,710	11.282022	594,675	2.95%	4.62%

Royce Capital Fund – Small Cap
2006	0.40%	119,218	16.721738	1,993,532	0.06%	15.11%
2005	0.40%	118,794	14.527033	1,725,724	0.00%	8.13%
2004	0.40%	101,118	13.435110	1,358,531	0.00%	24.45%
2003	0.40%	72,341	10.795330	780,945	0.00%	40.54%

T. Rowe Price Equity Income Portfolio – II
2006	0.40%	26,076	17.574134	458,263	1.40%	18.18%
2005	0.40%	17,408	14.871262	258,879	1.42%	3.28%
2004	0.40%	12,254	14.398668	176,441	1.99%	14.16%
2003	0.40%	210	12.612824	2,649	2.54%	24.67%

Van Kampen – The Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio – Class I
2006	0.40%	9,672	13.429460	129,890	0.00%	8.84%

W&R Target Funds, Inc. – Small Cap Growth Portfolio
2006	0.40%	74,806	14.419908	1,078,696	0.00%	4.64%
2005	0.40%	50,744	13.781072	699,307	0.00%	12.43%
2004	0.40%	42,666	12.257131	522,963	0.00%	13.84%
2003	0.40%	35,681	10.767230	384,186	0.00%	35.23%

Contract Owners’ Equity Total By Year
2006				$64,229,831

2005				$51,809,031

2004				$65,936,045

2003				$52,487,131

2002				$27,960,046

*
This represents the annual contract expense rate of the variable account for the period indicated and includes only those expenses that are assessed through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**
This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, if any, that result in direct reductions to the contractholder accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***
This represents the total return for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit value for expenses assessed. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company (the Company), a wholly-owned subsidiary of Nationwide Life Insurance Company, as of December 31, 2006 and 2005, and the related statements of income, shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2006. In connection with our audits of the financial statements, we also have audited financial statement schedules I, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 3 to the financial statements, the Company adopted the American Institute of Certified Public Accountants’ Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, in 2004.

/s/ KPMG LLP
Columbus, Ohio April 30, 2007

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Balance Sheets

(in millions, except per share amounts)

	December 31,
	2006	2005
Assets:
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities (cost $3,255.7 in 2006; $4,334.6 in 2005)	$3,242.1	$4,339.3
Equity securities (cost $5.6 in 2006; $6.1 in 2005)	5.6	6.3
Mortgage loans on real estate, net	1,011.9	1,184.6
Short-term investments, including amounts managed by a related party	223.7	176.3
Other investments	2.3	2.2

Total investments	4,485.6	5,708.7

Deferred policy acquisition costs	245.2	212.3
Reinsurance receivable from a related party	125.8	121.8
Other assets	798.1	806.8
Assets held in separate accounts	1,946.9	2,095.6

Total assets	$7,601.6	$8,945.2

Liabilities and Shareholder’s Equity:
Liabilities:
Future policy benefits and claims	$5,078.9	$6,205.2
Other liabilities	119.0	207.8
Liabilities related to separate accounts	1,946.9	2,095.6

Total liabilities	7,144.8	8,508.6

Shareholder’s equity:
Common stock, $40 par value; authorized, issued and outstanding - 0.1 shares	2.6	2.6
Additional paid-in capital	248.0	248.0
Retained earnings	210.0	184.5
Accumulated other comprehensive (loss) income	(3.8)	1.5

Total shareholder’s equity	456.8	436.6

Total liabilities and shareholder’s equity	$7,601.6	$8,945.2

See accompanying notes to financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Statements of Income

(in millions)

	Years ended December 31,
	2006	2005	2004
Revenues:
Policy charges	$63.3	$61.5	$58.8
Life insurance premiums	10.5	8.6	4.2
Net investment income	42.3	37.6	35.6
Net realized (losses) gains on investments, hedging instruments and hedged items	(16.9)	0.9	0.3
Other income	0.3	0.4	0.5

Total revenues	99.5	109.0	99.4

Benefits and expenses:
Interest credited to policyholder account values	13.5	12.4	11.2
Life insurance and annuity benefits	21.0	16.0	9.2
Amortization of deferred policy acquisition costs	26.0	15.0	17.3
Other operating expenses	6.5	14.7	8.8

Total benefits and expenses	67.0	58.1	46.5

Income from continuing operations before federal income tax expense	32.5	50.9	52.9
Federal income tax expense	7.0	14.6	17.0

Income from continuing operations	25.5	36.3	35.9
Cumulative effect of adoption of accounting principle, net of taxes	—	—	0.1

Net income	$25.5	$36.3	$36.0

See accompanying notes to financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Statements of Shareholder’s Equity

(in millions)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive (loss) income	Total shareholder’s equity
Balance as of December 31, 2003	2.6	248.0	112.2	61.1	423.9

Comprehensive income:
Net income	—	—	36.0	—	36.0
Other comprehensive loss, net of taxes	—	—	—	(15.3)	(15.3)

Total comprehensive income					20.7

Balance as of December 31, 2004	$2.6	$248.0	$148.2	$45.8	$444.6

Comprehensive loss:
Net income	—	—	36.3	—	36.3
Other comprehensive loss, net of taxes	—	—	—	(44.3)	(44.3)

Total comprehensive loss					(8.0)

Balance as of December 31, 2005	$2.6	$248.0	$184.5	$1.5	$436.6

Comprehensive income:
Net income	—	—	25.5	—	25.5
Other comprehensive loss, net of taxes	—	—	—	(5.3)	(5.3)

Total comprehensive income					20.2

Balance as of December 31, 2006	$2.6	$248.0	$210.0	$(3.8)	$456.8

See accompanying notes to financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Statements of Cash Flows

(in millions)

	Years ended December 31,
	2006	2005	2004
Cash flows from operating activities:
Net income	$25.5	$36.3	$36.0
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized losses (gains) on investments, hedging instruments and hedged items	16.9	(0.9)	(0.3)
Interest credited to policyholder account values	13.5	12.4	11.2
Capitalization of deferred policy acquisition costs	(52.2)	(40.9)	(28.4)
Amortization of deferred policy acquisition costs	26.0	15.0	17.3
Amortization and depreciation	12.6	17.3	21.2
Decrease (increase) in other assets	3.1	(8.0)	(212.0)
(Decrease) increase in other liabilities	(7.9)	2.3	29.7
Other, net	—	—	0.6

Net cash provided by (used in) operating activities	37.5	33.5	(124.7)

Cash flows from investing activities:
Proceeds from maturity of securities available-for-sale	972.3	543.2	567.5
Proceeds from sale of securities available-for-sale	806.0	491.0	237.0
Proceeds from repayments or sales of mortgage loans on real estate	277.2	279.2	193.3
Cost of securities available-for-sale acquired	(722.6)	(742.9)	(957.8)
Cost of mortgage loans on real estate originated or acquired	(105.8)	(234.6)	(303.7)
Net increase in short-term investments	(47.4)	(26.2)	(35.8)
Collateral (paid) received - securities lending, net	(77.9)	(2.4)	28.0
Other, net	0.6	3.4	0.5

Net cash provided by (used in) investing activities	1,102.4	310.7	(271.0)

Cash flows from financing activities:
Investment and universal life insurance product deposits	102.1	132.7	660.5
Investment and universal life insurance product withdrawals	(1,242.0)	(476.9)	(264.8)

Net cash (used in) provided by financing activities	(1,139.9)	(344.2)	395.7

Net increase in cash	—	—	—
Cash, beginning of period	—	—	—

Cash, end of period	$—	$—	$—

See accompanying notes to financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements

December 31, 2006, 2005 and 2004

(1)	Nature of Operations
Nationwide Life and Annuity Insurance Company (NLAIC or the Company) provides long-term savings and retirement products in the United States of America (U.S.) and is a wholly-owned subsidiary of Nationwide Life Insurance Company (NLIC), which is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company (NMIC) and all of its subsidiaries and affiliates. The Company offers individual annuity contracts, universal life insurance, variable universal life insurance and corporate-owned life insurance (COLI) on a non-participating basis.

As of December 31, 2006 and 2005, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

(2)	Summary of Significant Accounting Policies
The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (GAAP).

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ significantly from those estimates.

The Company’s most significant estimates include those used to determine the following: the balance, recoverability and amortization of deferred policy acquisition costs (DAC) for investment and universal life insurance products; impairment losses on investments; valuation allowances for mortgage loans on real estate; the liability for future policy benefits and claims; and the provision for federal income taxes. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(a) Valuation of Investments, Investment Income and Related Gains and Losses

The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to DAC, future policy benefits and claims, and deferred federal income tax reported as a separate component of accumulated other comprehensive income (AOCI) in shareholder’s equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized amounts been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or “corporate pricing matrix” is most often used. The corporate pricing matrix is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, a “structured product model” is used. The structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company’s structured product model is not suitable for estimating fair values, fair values are determined using other modeling techniques, primarily using a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2006, 69% of the fair values of fixed maturity securities were obtained from independent pricing services, 24% from the Company’s pricing matrices and 7% from other sources compared to 74%, 23% and 3%, respectively, in 2005. Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.

Under the Company’s accounting policy for equity securities and debt securities that can be contractually prepaid or otherwise settled in a way that may limit the Company’s ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment until the security’s forecasted recovery and evidence exists indicating that recovery will occur in a reasonable period of time. Also, for such debt securities management estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If management estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

For other debt securities, an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security; the amount and length of time a security’s fair value has been below cost or amortized cost; specific credit issues and financial prospects related to the issuer; management’s intent to hold or dispose of the security; and current economic conditions.

Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an unallocated allowance for probable losses inherent in the loan portfolio as of the balance sheet date, but not yet specifically identified by loan. Changes in the valuation allowance are recorded in net realized gains or losses on investments, hedging instruments and hedged items. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2006, the Company had a diversified portfolio with no more than 23.5% of the mortgage loan portfolio in any geographic region of the U.S. and no more than 2.9% with any one borrower, compared to 23.9% and 2.7%, respectively, as of December 31, 2005. As of December 31, 2006 and 2005, 31.6% and 26.0% of the carrying value of the Company’s commercial mortgage loan portfolio financed retail properties, respectively.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company’s mortgage loan valuation allowances and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in realized gains and losses on investments, hedging instruments and hedged items.

(b) Derivative Instruments

Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge); a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); a foreign currency fair value or cash flow hedge (foreign currency hedge); or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are expected to be and, for ongoing hedging relationships, have been highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not, or is not expected to be, highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

The Company enters into interest rate swaps and cross-currency swaps to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short U.S. Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items. Changes in the fair value of the hedged item that are attributable to the risk being hedged are also recorded in realized gains and losses on investments, hedging instruments and hedged items.

The Company may enter into “receive fixed/pay variable” interest rate swaps to hedge existing variable rate assets or to hedge cash flows from the anticipated purchase of investments. These derivative instruments are identified as cash flow hedges and are carried at fair value with the offset recorded in AOCI to the extent the hedging relationship is effective. The ineffective portion of the hedging relationship is recorded in realized gains and losses on investments, hedging instruments and hedged items. Gains and losses on derivative instruments that are initially recorded in AOCI are reclassified out of AOCI and recognized in earnings over the same period(s) that the hedged item affects earnings.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder account values consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as realized gains and losses on investments, hedging instruments and hedged items, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.

The Company periodically may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they are part of its overall risk management strategy. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap may not be effective in hedging specific investments, the income stream allows the Company to manage overall investment yields while exposing the Company to acceptable credit risk. The Company may enter into a cross-currency basis swap (pay a variable U.S. rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items.

(c) Revenues and Benefits

Investment and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance charges, administration fees and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance charges and administration fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policy account values and benefits and claims incurred in the period in excess of related policy account values.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and primarily consist of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

(d) Deferred Policy Acquisition Costs for Investment and Universal Life Insurance Products

The Company has deferred the costs of acquiring investment and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses that relate to and vary with the production of new or renewal business. Investment products primarily consist of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, COLI and other interest-sensitive life insurance policies. DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

For investment and universal life insurance products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated gross profits from projected interest margins, asset fees, cost of insurance charges, administration fees, surrender charges and net realized gains and losses less policy benefits and policy maintenance expenses. The DAC asset related to investment products and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale, as described in Note 2(a).

The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is currently 8% growth per year. If actual net separate account performance varies from the 8% assumption, the Company assumes different performance levels over the next three years such that the mean return equals the long-term assumption. This process is referred to as a reversion to the mean. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. However, based on historical returns of the Standard and Poor’s (S&P) 500 Index, and as part of its pre-set parameters, the Company’s reversion to the mean process generally limits returns to 0-15% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

Management evaluates the appropriateness of the individual variable annuity DAC balance within pre-set parameters. These parameters are designed to appropriately reflect the Company’s long-term expectations with respect to individual variable annuity contracts while also evaluating the potential impact of short-term experience on the Company’s recorded individual variable annuity DAC balance. If the recorded balance of individual variable annuity DAC falls outside of these parameters for a prescribed period of time, or if the recorded balance falls outside of these parameters and management determines it is not reasonably possible to get back within the parameters during this period of time, assumptions are required to be unlocked and DAC is recalculated using revised best estimate assumptions. If DAC assumptions were unlocked and revised, the Company would continue to use the reversion to the mean process.

For other investment and universal life insurance products, DAC is adjusted each quarter to reflect revised best estimate assumptions, including the use of a reversion to the mean methodology over the next three years as it relates to net separate account performance. Any resulting DAC true-up and unlocking adjustments are reflected currently in the statements of income.

(e) Separate Accounts

Separate account assets and liabilities represent contractholders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the statements of income except for (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and (2) the activity related to guaranteed contracts, which are riders to existing variable annuity contracts.

(f) Future Policy Benefits and Claims

The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical impairment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts).

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and universal life and variable universal life insurance policies as the policy account balance, which represents participants’ net premiums and deposits plus investment performance and interest credited less applicable contract charges.

The liability for future policy benefits and claims for traditional life insurance policies was calculated by the net level premium method using interest rates varying from 2.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals that were used or being experienced at the time the policies were issued.

The liability for future policy benefits for payout annuities was calculated using the present value of future benefits and maintenance costs discounted using interest rates varying generally from 3.0% to 13.0%.

(g) Federal Income Taxes

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the financial statements. Any such change could significantly affect the amounts reported in the statements of income. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

(h) Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

(i) Reclassification

Certain items in the 2005 and 2004 financial statements and related notes have been reclassified to conform to the current presentation.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

(3)	Recently Issued Accounting Standards
In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statements No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company currently is evaluating the impact of adopting SFAS 159.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R) (SFAS 158). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end balance sheet, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end balance sheet is effective for fiscal years ending after December 15, 2008. If in the last quarter of the preceding fiscal year an employer enters into a transaction that results in a settlement or experiences an event that causes a curtailment of the plan, the related gain or loss pursuant to Statement 88 or 106 is required to be recognized in earnings that quarter. The Company’s adoption of SFAS 158 as of December 31, 2006 did not have a material impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS 157. SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. SFAS 157 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99 on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant’s previous method for quantifying misstatements. Because of the beginning-of-year recognition of the cumulative effect adjustment, misstatements occurring in the year of adoption cannot be included in that adjustment. SAB 108 requires the following disclosures if a cumulative effect adjustment is recorded: the nature and amount of each individual error included in the cumulative effect adjustment; when and how each error arose; and the fact that the errors had previously been considered immaterial. The cumulative effect adjustment is available only for prior-year uncorrected misstatements. The adjustment should not include amounts related to changes in accounting estimates. SAB 108 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company plans to adopt FIN 48 effective January 1, 2007. FIN 48 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (SFAS 156).SFAS 156 amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 156 requires that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable. SFAS 156 permits, but does not require, the subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value. An entity that uses derivative instruments to mitigate the risks inherent in servicing assets and servicing liabilities is required to account for those derivative instruments at fair value. Under SFAS 156, an entity can elect subsequent fair value measurement to account for its separately recognized servicing assets and servicing liabilities. By electing that option, an entity may simplify its accounting because SFAS 156 permits income statement recognition of the potential offsetting changes in fair value of those servicing assets and servicing liabilities and derivative instruments in the same accounting period. SFAS 156 is effective for fiscal years beginning after September 15, 2006, with early adoption permitted. The Company plans to adopt SFAS 156 effective January 1, 2007. SFAS 156 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS 140. SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. In summary, SFAS 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company elected to early adopt SFAS 155 as of January 1, 2006. On the date of adoption, there was no impact to the Company’s financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company adopted SOP 05-1 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operations.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective January 1, 2006. SFAS 154 has not had any impact on the Company’s financial position or results of operations since adoption.

In July 2003, the AICPA issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1) to address many topics. The most significant topic affecting the Company was the accounting for contracts with guaranteed minimum death benefits (GMDB). SOP 03-1 requires companies to evaluate the significance of a GMDB to determine whether a contract should be accounted for as an investment or insurance contract. For contracts determined to be insurance contracts, companies are required to establish a reserve to recognize a portion of the assessment (revenue) that compensates the insurance company for benefits to be provided in future periods. The Company adopted SOP 03-1 effective January 1, 2004, which resulted in a $0.1 million credit, net of taxes, as the cumulative effect of adoption of this accounting principle.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes the components of cumulative effect adjustments recorded in the Company’s 2004 statements of income:

(in millions)	January 1, 2004
Increase in future policy benefits (GMDB claim reserves)	$0.8
Adjustment to amortization of deferred policy acquisition costs related to above	(0.6)
Deferred federal income taxes	(0.1)

Cumulative effect of adoption of accounting principle, net of taxes	$0.1

(4)	Fair Value of Financial Instruments
The following disclosures summarize the carrying amount and estimated fair value of the Company’s financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments.

The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought or sold, or in the case of liabilities incurred or settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on the best information available in the circumstances. Such estimates of fair value should consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with the risks involved, option-pricing models, matrix pricing, option-adjusted spread models and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues and future expenses, including assumptions about interest rates, default, prepayment and volatility.

Many of the Company’s assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

Although insurance contracts are specifically exempted from the disclosure requirements (other than those that are classified as investment contracts), the Company’s estimate of the fair values of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.

In estimating its fair value disclosures, the Company used the following methods and assumptions:

Fixed maturity and equity securities available-for-sale: See Note 2(a).

Mortgage loans on real estate, net: The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.

Policy loans and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Separate account assets and liabilities: The fair values of assets held in separate accounts are based on quoted market prices of the underlying securities. The fair values of liabilities related to separate accounts are the amounts payable on demand, net of certain surrender charges.

Investment contracts: The fair value for the Company’s liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain reinsurance charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, COLI, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company’s limited payment policies for which the Company has used discounted cash flow analyses to estimate fair value, similar to those used for investment contracts with known maturities.

Collateral received – securities lending and derivatives: The carrying amounts reported in the balance sheets for these instruments approximate their fair value.

Commitments to extend credit: Commitments to extend credit have nominal fair values because of the short-term nature of such commitments.

Interest rate and cross-currency interest rate swaps:The fair values for interest rate and cross-currency interest rate swaps are calculated with pricing models using current rate assumptions.

Interest rate futures contracts: The fair values for futures contracts are based on quoted market prices.

Other derivatives: The fair values for other derivatives are based on credit event probabilities, equity option index levels and broker valuations.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes the carrying values and estimated fair values of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts as of December 31:

	2006		2005
(in millions)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities	$3,242.1	$3,242.1	$4,339.3	$4,339.3
Equity securities	5.6	5.6	6.3	6.3
Mortgage loans on real estate, net	1,011.9	996.3	1,184.6	1,180.4
Policy loans	2.3	2.3	1.7	1.7
Short-term investments	223.7	223.7	176.3	176.3
Assets held in separate accounts	1,946.9	1,946.9	2,095.6	2,095.6

Liabilities
Investment contracts	(4,664.7)	(4,490.6)	(5,872.0)	(5,622.3)
Policy reserves on life insurance contracts	(414.2)	(390.6)	(333.2)	(330.9)
Collateral received – securities lending and derivatives	(65.2)	(65.2)	(143.1)	(143.1)
Liabilities related to separate accounts	(1,946.9)	(1,922.0)	(2,095.6)	(2,060.3)

Derivative financial instruments
Interest rate swaps hedging assets	0.6	0.6	(0.1)	(0.1)
Cross-currency interest rate swaps	(5.0)	(5.0)	(9.2)	(9.2)
Other derivatives	0.4	0.4	0.2	0.2

(5)	Derivative Financial Instruments
Qualitative Disclosure

Interest Rate Risk Management

The Company periodically purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. In an effort to mitigate this risk, the Company enters into various types of derivative instruments to minimize this mismatch, with fluctuations in the fair values of the derivatives offsetting changes in the fair values of the investments resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps to manage this risk.

Under these interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month U.S. London Interbank Offered Rate (LIBOR), and the credit spread on the investment. The net receipt of a variable rate will then approximate the variable rate paid on the liability.

As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to the loans being funded. In an effort to manage this risk, the Company enters into short U.S. Treasury futures during the commitment period. With short U.S. Treasury futures, if interest rates rise/fall, the gains/losses on the futures will offset the change in fair value of the commitment attributable to the change in interest rates.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The Company periodically purchases variable rate investments (i.e., commercial mortgage loans and corporate bonds). As a result, the Company can be exposed to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. In an effort to manage this risk, the Company may enter into receive fixed/pay variable interest rate swaps.

In using these interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap and the credit spread on the investment. The net receipt of a fixed rate will then approximate the fixed rate paid on the liability.

Foreign Currency Risk Management

The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and related interest rates. In an effort to manage this risk, the Company uses cross-currency interest rate hedges to swap these asset characteristics to variable U.S. dollar rate instruments. Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in the foreign currency, and receive a variable U.S. dollar rate, generally 3-month U.S. LIBOR. These derivative instruments are designated as a fair value hedge of the fixed rate foreign denominated asset.

Cross-currency interest rate swaps on variable rate investments are structured to pay a variable rate, in the foreign currency, and receive a fixed U.S. dollar rate. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. These derivative instruments are designated as a cash flow hedge.

Equity Market Risk Management

Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2006, approximately 77% of separate account assets were invested in equity mutual funds (approximately 76% as of December 31, 2005). Gains and losses in the equity markets result in corresponding increases and decreases in the Company’s separate account assets and asset fee revenue. In addition, a decrease in separate account assets may decrease the Company’s expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in guaranteed contract claims, which may require the Company to accelerate the amortization of DAC.

Many of the Company’s individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on the premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value. This could result in additional GMDB claims.

In an effort to mitigate this risk, the Company has implemented a GMDB economic hedging program for certain new and existing business. Prior to implementation of the GMDB hedging program in 2000, the Company managed this risk primarily by entering into reinsurance arrangements. The GMDB economic hedging program is designed to offset changes in the economic value of the GMDB obligation up to a return of the contractholder’s premium payments. However, the first 10% of GMDB claims are not hedged. Currently the program shorts S&P 500 index futures, which provides an offset to changes in the value of the designated obligation. The futures are not designated as hedges and, therefore, hedge accounting is not applied. The Company’s economic evaluation of the GMDB obligation is not consistent with current accounting treatment of the GMDB obligation. Therefore, the economic hedging activity is likely to lead to earnings volatility. This volatility was negligible in 2006. As of December 31, 2006 and 2005, the net amount at risk was $13.8 million and $28.5 million before reinsurance, respectively, and $7.6 million and $14.7 million net of reinsurance, respectively. As of December 31, 2006 and 2005, the Company’s reserve for GMDB claims was $0.8 million and $0.6 million, respectively. See Note 3 for discussion of the impact of adopting a new accounting principle regarding GMDB reserves in 2004.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Other Non-Hedging Derivatives

The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These selected assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and investments provide cash flows with the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.

The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection does not qualify for hedge accounting treatment.

Quantitative Disclosure

Fair Value Hedges

During the years ended December 31, 2006, 2005 and 2004, net gains of $0.1 million, $0.1 million and $2.3 million, respectively, were recognized in net realized gains and losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

Cash Flow Hedges

For the year ended December 31, 2006, 2005 and 2004, the ineffective portion of cash flow hedges was a net gain of $0.1 million, a net gain of $0.2 million and a net loss of $2.6 million, respectively. There were no net gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness.

The Company does not anticipate reclassifying any amounts out of AOCI over the next 12-month period.

In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions, other than those relating to variable interest on existing financial instruments, is twelve months or less.

Other Derivative Instruments

Net realized gains and losses on investments, hedging instruments and hedged items for the years ended December 31, 2006, 2005 and 2004 included a net gain of $0.2 million, a net loss of $1.2 million and a net loss of $0.1 million, respectively, related to other derivative instruments not designated in hedging relationships.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes the notional amount of derivative financial instruments outstanding as of December 31:

(in millions)	2006	2005
Interest rate swaps:
Pay fixed/receive variable rate swaps hedging investments	$7.0	$16.2
Pay variable/receive fixed rate swaps hedging investments	8.0	18.0
Cross-currency interest rate swaps:
Hedging foreign currency denominated investments	32.4	48.2
Credit default swaps and other non-hedging instruments	56.0	76.0

Total	$103.4	$158.4

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

(6)	Investments
The following table summarizes the amortized cost, gross unrealized gains and losses, and estimated fair values of securities available-for-sale as of the dates indicated:

(in millions)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2006:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$17.4	$0.3	$0.3	$17.4
Agencies not backed by the full faith and credit of the U.S. Government	19.3	—	0.2	19.1
Obligations of states and political subdivisions	41.8	0.1	0.9	41.0
Corporate securities
Public	1,178.6	13.0	14.9	1,176.7
Private	876.1	13.4	12.5	877.0
Mortgage-backed securities – U.S. Government-backed	602.6	0.8	10.5	592.9
Asset-backed securities	519.9	2.7	4.6	518.0

Total fixed maturity securities	3,255.7	30.3	43.9	3,242.1
Equity securities	5.6	—	—	5.6

Total securities available-for-sale	$3,261.3	$30.3	$43.9	$3,247.7

December 31, 2005:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$19.7	$0.5	$0.2	$20.0
Agencies not backed by the full faith and credit of the U.S. Government	117.7	0.3	1.7	116.3
Obligations of states and political subdivisions	46.1	0.3	0.5	45.9
Corporate securities
Public	1,677.8	26.9	21.8	1,682.9
Private	1,121.3	25.4	13.5	1,133.2
Mortgage-backed securities – U.S. Government-backed	853.9	2.5	12.3	844.1
Asset-backed securities	498.1	3.6	4.8	496.9

Total fixed maturity securities	4,334.6	59.5	54.8	4,339.3
Equity securities	6.1	0.2	—	6.3

Total securities available-for-sale	$4,340.7	$59.7	$54.8	$4,345.6

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale, by maturity, as of December 31, 2006. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

(in millions)	Amortized cost	Estimated fair value
Fixed maturity securities available-for-sale:
Due in one year or less	$399.7	$399.0
Due after one year through five years	918.2	920.2
Due after five years through ten years	565.9	563.1
Due after ten years	249.4	248.9

Subtotal	2,133.2	2,131.2
Mortgage-backed securities – U.S. Government-backed	602.6	592.9
Asset-backed securities	519.9	518.0

Total	$3,255.7	$3,242.1

The following table presents the components of net unrealized (losses) gains on securities available-for-sale as of December 31:

(in millions)	2006	2005
Net unrealized (losses) gains, before adjustments and taxes	$(13.6)	$4.9
Adjustment to DAC	12.8	6.2
Deferred federal income taxes	0.3	(3.9)

Net unrealized (losses) gains	$(0.5)	$7.2

The following table presents an analysis of the net decrease in net unrealized gains on securities available-for-sale before adjustments and taxes for the years ended December 31:

(in millions)	2006	2005	2004
Fixed maturity securities	$(18.3)	$(143.4)	$(48.0)
Equity securities	(0.2)	(0.8)	1.0

Net change	$(18.5)	$(144.2)	$(47.0)

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes by time the gross unrealized losses on securities available-for-sale in an unrealized loss position as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses
December 31, 2006:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$4.8	$0.1	$5.4	$0.2	$10.2	$0.3
Agencies not backed by the full faith and credit of the U.S. Government	7.2	—	11.9	0.2	19.1	0.2
Obligations of states and political subdivisions	10.8	0.1	28.2	0.8	39.0	0.9
Corporate securities
Public	284.9	2.0	458.1	12.9	743.0	14.9
Private	122.7	1.7	346.4	10.8	469.1	12.5
Mortgage-backed securities – U.S. Government-backed	123.2	0.8	367.0	9.7	490.2	10.5
Asset-backed securities	90.9	0.4	191.1	4.2	282.0	4.6

Total	$644.5	$5.1	$1,408.1	$38.8	$2,052.6	$43.9

% of gross unrealized losses		12%		88%

December 31, 2005:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$3.2	$0.1	$2.3	$0.1	$5.5	$0.2
Agencies not backed by the full faith and credit of the U.S. Government	97.7	1.7	—	—	97.7	1.7
Obligations of states and political subdivisions	21.1	0.3	9.4	0.2	30.5	0.5
Corporate securities
Public	639.9	12.3	224.2	9.5	864.1	21.8
Private	307.4	8.1	146.5	5.4	453.9	13.5
Mortgage-backed securities – U.S. Government-backed	588.4	10.7	50.9	1.6	639.3	12.3
Asset-backed securities	226.0	3.3	40.0	1.5	266.0	4.8

Total	$1,883.7	$36.5	$473.3	$18.3	$2,357.0	$54.8

% of gross unrealized losses		67%		33%

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Increases in unrealized losses more than one year are primarily due to changes in the interest rate environment. Those securities are not considered other-than-temporarily impaired because the decline in market value is attributed to changes in interest rates and not credit quality, and because the Company has the ability and intent to hold those investments until recovery.

Proceeds from the sale of securities available-for-sale during 2006, 2005 and 2004 were $806.0 million, $491.0 million and $237.0 million, respectively. During 2006, gross gains of $10.2 million ($9.8 million and $6.8 million in 2005 and 2004, respectively) and gross losses of $21.1 million ($3.4 million and $1.2 million in 2005 and 2004, respectively) were realized on those sales.

The following table summarizes activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31:

(in millions)	2006	2005	2004
Allowance, beginning of period	$3.4	$3.5	$3.3
Net (reductions) additions to allowance	(0.7)	(0.1)	0.2

Allowance, end of period	$2.7	$3.4	$3.5

The following table summarizes net realized (losses) gains on investments, hedging instruments and hedged items by source for the years ended December 31:

(in millions)	2006	2005	2004
Total realized gains on sales, net of hedging losses	$5.3	$10.7	$7.3
Total realized losses on sales, net of hedging gains	(22.6)	(4.1)	(1.8)
Total other-than-temporary and other investment impairments	(0.7)	(4.4)	(6.0)
Credit default swaps	0.5	(1.2)	(0.1)
Periodic net coupon settlements on non-qualifying derivatives	0.6	0.7	1.2
Other derivatives	—	(0.8)	(0.3)

Net realized (losses) gains on investments, hedging instruments and hedged items	$(16.9)	$0.9	$0.3

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes net investment income by investment type for the years ended December 31:

(in millions)	2006	2005	2004
Securities available-for-sale:
Fixed maturity securities	$204.6	$254.7	$258.7
Equity securities	0.5	0.3	0.4
Mortgage loans on real estate	69.9	79.9	77.3
Real estate	0.2	0.9	0.2
Short-term investments	15.0	0.5	0.3
Derivatives	1.7	0.1	0.1
Other	0.5	0.9	0.6

Gross investment income	292.4	337.3	337.6
Less:
Investment expenses	8.3	9.2	7.1
Net investment income ceded (Note 10)	241.8	290.5	294.9

Net investment income	$42.3	$37.6	$35.6

Fixed maturity securities with an amortized cost of $4.6 million and $6.5 million as of December 31, 2006 and 2005, respectively, were on deposit with various regulatory agencies as required by law.

As of December 31, 2006, the Company had not pledged any fixed maturity securities as collateral to various derivative counterparties compared to $1.8 million in 2005.

As of December 31, 2006 and 2005, the Company had received $65.2 million and $143.1 million, respectively, of cash collateral on securities lending. The cash collateral is included in short-term investments with a corresponding liability recorded in other liabilities. As of December 31, 2006 and 2005, the Company had loaned fixed maturity securities available-for-sale with a fair value of $62.9 million and $139.2 million, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

(7)	Variable Annuity Contracts
The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contractholders. The Company provides two primary guarantee types under its non-traditional variable annuity contracts: (1) GMDB and (2) guaranteed minimum income benefits (GMIB).

The GMDB provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The Company has offered five primary GMDB types:

•
Return of premium– provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums”. There are two variations of this benefit. In general, there is no lock in age for this benefit. However, for some contracts the GMDB reverts to the account value at a specified age, typically age 75.

•
Reset– provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock-in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90, and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

•
Ratchet– provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary – evaluated monthly; annual – evaluated annually; and five-year – evaluated every fifth year.

•
Rollup– provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86, and for others the GMDB reverts to the account value at age 75.

•
Earnings enhancement– provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit: (1) the benefit expires at age 86, and a credit of 4% of account value is deposited into the contract; and (2) the benefit does not have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB types are:

•	Ratchet– provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

•
Rollup– provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31:

	2006			2005
(in millions)	Account value	Net amount at risk[1]	Wtd. avg. attained age	Account value	Net amount at risk[1]	Wtd. avg. attained age
GMDB:
Return of premium	$225.7	$—	65	$222.9	$0.1	66
Reset	1,136.9	5.9	65	1,339.6	13.1	63
Ratchet	195.9	0.1	66	187.5	0.2	69
Rollup	51.1	0.3	60	59.6	0.4	60

Subtotal	1,609.6	$6.3	64	1,809.6	13.8	63
Earnings enhancement	12.8	1.3	60	11.9	0.9	61

Total - GMDB	$1,622.4	$7.6	64	$1,821.5	$14.7	63

GMIB[2]:
Ratchet	$16.1	$—	N/A	$14.8	$—	N/A
Rollup	40.8	—	N/A	39.0	—	N/A

Total - GMIB	$56.9	$—	N/A	$53.8	$—	N/A

[1]
Net amount at risk is calculated on a seriatum basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit). As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance, with the earliest annuitizations beginning in 2006.

[2]	The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no material GMIB exposure.
The following table is a rollforward of the liabilities for guarantees on variable annuity contracts reflected in the Company’s general account for the years indicated:

(in millions)	GMDB	GMIB	Total
Balance as of December 31, 2004	$0.5	$—	$0.5
Expense provision	0.6	—	0.6
Net claims paid	(0.5)	—	(0.5)

Balance as of December 31, 2005	0.6	—	0.6
Expense provision	0.6	—	0.6
Net claims paid	(0.4)	—	(0.4)

Balance as of December 31, 2006	$0.8	$—	$0.8

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The following table summarizes account balances of contracts with guarantees that were invested in separate accounts as of December 31:

(in millions)	2006	2005
Mutual funds:
Bond	$306.3	$348.6
Domestic equity	1,141.0	1,284.7
International equity	55.5	45.3

Total mutual funds	1,502.8	1,678.6
Money market funds	22.7	20.3

Total	$1,525.5	$1,698.9

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates its GMDB and GMIB claim reserve estimates and adjusts the additional liability balances as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating GMIB claim reserves are consistent with those used for calculating GMDB claim reserves. In addition, the calculation of GMIB claim reserves assumes benefit utilization ranges from a low of 3% when the contractholder’s annuitization value is 10% in the money to 100% utilization when the contractholder is 90% in the money.

The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2006 and December 31, 2005:

•	Data used was based on a combination of historical numbers and future projections involving 50 probabilistically generated economic scenarios

•	Mean gross equity performance – 8.1%

•	Equity volatility – 18.7%

•	Mortality – 100% of Annuity 2000 table

•	Asset fees – equivalent to mutual fund and product loads

•	Discount rate – 8.0%
Lapse rate assumptions vary by duration as shown below:

Duration (years)	1	2	3	4	5	6	7	8	9	10+
Minimum	4.00%	5.00%	6.00%	7.00%	8.00%	9.50%	10.00%	11.00%	14.00%	14.00%
Maximum	4.00%	5.00%	6.00%	7.00%	35.00%	35.00%	23.00%	35.00%	35.00%	23.00%

(8)	Federal Income Taxes
Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, the ultimate majority shareholder of NFS. Effective October 1, 2002, Nationwide Corporation’s ownership in NFS decreased from 79.8% to 63.0%. Therefore, NFS and its subsidiaries, including the Company, no longer qualify to be included in the NMIC consolidated federal income tax return. The members of the NMIC consolidated federal income tax return group participated in a tax sharing arrangement, which provided, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Under Internal Revenue Code regulations, NFS and its subsidiaries cannot file a life/non-life consolidated federal income tax return until five full years following NFS’ departure from the NMIC consolidated federal income tax return group. Therefore, NFS and its direct non-life insurance company subsidiaries will file a consolidated federal income tax return; NLIC and the Company will file a consolidated federal income tax return; and the direct non-life insurance companies under NLIC will file separate federal income tax returns, until 2008, when NFS will become eligible to file a single life/non-life consolidated federal income tax return with all of its subsidiaries.

The following table summarizes the tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31:

(in millions)	2006	2005
Deferred tax assets:
Future policy benefits	$17.4	$20.8
Fixed maturity securities	6.6	—
Other	3.3	5.2

Gross deferred tax assets	27.3	26.0

Deferred tax liabilities:
Deferred policy acquisition costs	45.1	31.6
Equity securities and other investments	6.0	7.5
Other	3.0	2.5

Gross deferred tax liabilities	54.1	41.6

Net deferred tax liability	$26.8	$15.6

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income taxes paid within the statutory carryback period can offset nearly all future deductible amounts. There was no valuation allowance as of December 31, 2006 and 2005.

The Company’s current federal income tax asset, due from NLIC, was $10.2 million and $3.9 million as of December 31, 2006 and 2005, respectively.

The following table summarizes federal income tax expense attributable to income from continuing operations for the years ended December 31:

(in millions)	2006	2005	2004
Current	$(7.0)	$(5.3)	$22.2
Deferred	14.0	19.9	(5.2)

Federal income tax expense	$7.0	$14.6	$17.0

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Total federal income tax expense differs from the amount computed by applying the U.S. federal income tax rate to income from continuing operations before federal income taxes as follows for the years ended December 31:

	2006		2005		2004
(dollars in millions)	Amount	%	Amount	%	Amount	%
Computed (expected) tax expense	$11.4	35.0	$17.8	35.0	$18.5	35.0
Tax exempt interest and dividends received deduction	(2.3)	(7.1)	(3.9)	(7.6)	(1.6)	(3.1)
Other, net	(2.1)	(6.4)	0.7	1.3	0.1	0.2

Total	$7.0	21.5	$14.6	28.7	$17.0	32.1

Total amounts (refunded) paid to NLIC for federal income taxes were $(1.7) million, $20.2 million and $17.2 million during the years ended December 31, 2006, 2005 and 2004, respectively.

(9)	Shareholder’s Equity, Regulatory Risk-Based Capital and Dividend Restrictions
Regulatory Risk-Based Capital

The State of Ohio, where the Company is domiciled, imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners (NAIC). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements for all periods presented herein.

Dividend Restrictions

State insurance laws generally restrict the ability of insurance companies to pay cash dividends and make other payments in excess of certain prescribed limitations without prior approval. The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Ohio Department of Insurance. The Company did not pay any dividends to NLIC during 2006. The statutory capital and surplus of the Company as of December 31, 2006 and 2005 was $158.6 million and $209.2 million, respectively. The statutory net (loss) income of the Company for the years ended December 31, 2006, 2005 and 2004 was $(45.6) million, $(17.0) million and $12.5 million, respectively. As of January 1, 2007, based on statutory financial results as of and for the year ended December 31, 2006, the Company could pay dividends totaling $15.9 million without obtaining prior approval.

The Company currently does not expect such regulatory requirements to impair its ability to pay future operating expenses, interest and shareholder dividends.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

Comprehensive Income (Loss)

The Company’s comprehensive income (loss) includes net income and certain items that are reported directly within separate components of shareholder’s equity that are not recorded in net income (other comprehensive income or loss).

The following table summarizes the Company’s other comprehensive loss, before and after federal income tax benefit, for the years ended December 31:

(in millions)	2006	2005	2004
Net unrealized losses on securities available-for-sale arising during the period:
Net unrealized losses before adjustments	$(29.7)	$(146.4)	$(47.4)
Net adjustment to deferred policy acquisition costs	6.6	73.4	31.2
Related federal income tax benefit	8.1	25.5	5.6

Net unrealized losses	(15.0)	(47.5)	(10.6)

Reclassification adjustment for net realized losses on securities available-for-sale realized during the period:
Net unrealized losses	11.2	2.2	0.4
Related federal income tax benefit	(3.9)	(0.7)	(0.1)

Net reclassification adjustment	7.3	1.5	0.3

Other comprehensive loss on securities available-for-sale	(7.7)	(46.0)	(10.3)

Accumulated net holding gains (losses) on cash flow hedges:
Unrealized holding gains (losses)	3.7	2.7	(7.7)
Related federal income tax (expense) benefit	(1.3)	(1.0)	2.7

Other comprehensive income (loss) on cash flow hedges	2.4	1.7	(5.0)

Total other comprehensive loss	$(5.3)	$(44.3)	$(15.3)

Adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during the years ended December 31, 2006, 2005 and 2004.

(10)	Related Party Transactions
The Company has entered into significant, recurring transactions and agreements with NMIC and other affiliates as a part of its ongoing operations. These include office space leases and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany repurchases and cash management services. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies and that are within industry guidelines and practices.

In addition, Nationwide Services Company, LLC (NSC), a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2006, 2005 and 2004, the Company made payments to NMIC and NSC totaling $2.6 million, $3.5 million and $3.1 million, respectively.

The Company leases office space from NMIC. For the years ended December 31, 2006, 2005 and 2004, the Company made lease payments to NMIC of $0.2 million, $0.2 million and $0.3 million, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

The Company has a reinsurance agreement with NLIC whereby certain individual deferred fixed annuity contracts are ceded on a modified coinsurance basis. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company’s retention of such risk. The agreement will remain in force until all contract obligations are settled. Amounts ceded to NLIC in 2006 include premiums of $101.1 million ($100.5 million and $484.2 million in 2005 and 2004, respectively); net investment income of $241.8 million ($290.5 million and $294.9 million in 2005 and 2004, respectively); policy reserves of $3.89 billion ($5.00 billion in 2005); and benefits, claims and other expenses of $365.8 million ($356.7 million and $739.6 million in 2005 and 2004, respectively).

The Company also has a reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. No premium amounts were ceded to NLIC in 2006, 2005 and 2004, and benefits of $0.3 million, $0.4 million and $0.2 million were ceded to NLIC during 2006, 2005 and 2004, respectively. Policy reserves ceded and amounts receivable from NLIC under this agreement totaled $125.8 million and $121.8 million as of December 31, 2006 and 2005, respectively.

Funds of NWD Investment Management, Inc. (NWD), an affiliate formerly known as Gartmore Global Investments, Inc., are offered to the Company’s customer as investment options in certain of the Company’s products. As of December 31, 2006 and 2005, customer allocations to NWD funds totaled $176.0 million and $198.6 million, respectively. For the years ended December 31, 2006, 2005 and 2004, NWD paid the Company $0.9 million, $0.8 million and $0.6 million, respectively, for the distribution and servicing of these funds.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities at the original sales price plus interest. As of December 31, 2006 and 2005, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2006, 2005 and 2004, the most the Company had outstanding at any given time was $57.6 million, $53.2 million and $36.9 million, respectively, and the amounts the Company incurred for interest expense on intercompany repurchase agreements during these years were immaterial.

The Company and various affiliates have agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $7.4 million and $33.2 million as of December 31, 2006 and 2005, respectively, and are included in short-term investments on the balance sheets.

Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in Note 8. Effective October 1, 2002, the Company began filing a consolidated federal income tax return with NLIC. Total payments (from) to NMIC were $(0.6) million, $6.3 million and $0.9 million in the years ended December 31, 2006, 2005 and 2004, respectively. These payments related to tax years prior to deconsolidation.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

(11)	Contingencies
Legal Matters

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of plaintiffs’ claims for liability or damages. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, and the use of side agreements and finite reinsurance agreements. The Company is cooperating with regulators in connection with these inquiries and will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Notes to Financial Statements, Continued

December 31, 2006, 2005 and 2004

On January 21, 2004, NLIC, Nationwide Life Insurance Company of America, NLAIC, NFS and Nationwide Financial Corporation (collectively referred to as the Companies) were named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, the plaintiff alleges that the Companies and/or their affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Companies. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust and costs and disbursements, including attorneys’ fees. On December 30, 2005, the Companies filed a motion for summary judgment. On June 15, 2006, the District Court granted the Companies’ motion for summary judgment on all grounds and dismissed the plaintiff’s entire case with prejudice. The plaintiff appealed the District Court’s decision to the Fifth Circuit Court of Appeals. The appeal has been fully briefed, and oral argument is scheduled for May 3, 2007. The Companies continue to defend this lawsuit vigorously.

Tax Matters

The Company’s federal income tax returns are routinely audited by the IRS. Management has established tax reserves representing its best estimate of additional amounts it may be required to pay if certain tax positions it has taken are challenged and ultimately denied by the IRS. These reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. Management believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Schedule I          Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2006 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$17.4	$17.4	$17.4
Agencies not backed by the full faith and credit of the U.S. Government	19.3	19.1	19.1
Obligations of states and political subdivisions	41.8	41.0	41.0
Public utilities	244.7	244.6	244.6
All other corporate	2,932.5	2,920.0	2,920.0

Total fixed maturity securities available-for-sale	3,255.7	3,242.1	3,242.1

Equity securities available-for-sale	5.6	5.6	5.6
Mortgage loans on real estate, net	1,009.2		1,011.9	[1]
Policy loans	2.3		2.3
Short-term investments, including amounts managed by a related party	223.7		223.7

Total investments	$4,496.5		$4,485.6

[1]	Difference from Column B primarily is due to unamortized premiums on the principal value.
See accompanying report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Schedule IV        Reinsurance

As of December 31, 2006, 2005 and 2004 and for each of the years then ended (dollars in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2006
Life insurance in force	$19,016.4	$16,234.0	$—	$2,782.4	0.0%
Life insurance premiums [1]	25.9	15.4	—	10.5	0.0%

2005
Life insurance in force	$10,867.4	$9,169.3	$—	$1,698.1	0.0%
Life insurance premiums [1]	14.0	5.4	—	8.6	0.0%

2004
Life insurance in force	$3,760.0	$2,429.6	$—	$1,330.4	0.0%
Life insurance premiums [1]	4.2	—	—	4.2	0.0%

[1]	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.
See accompanying report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Nationwide Life Insurance Company)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2006, 2005 and 2004 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2006
Valuation allowances - mortgage loans on real estate	$3.4	$(0.6)	$—	$0.1	$2.7

2005
Valuation allowances - mortgage loans on real estate	$3.5	$(0.1)	$—	$—	$3.4

2004
Valuation allowances - mortgage loans on real estate	$3.3	$0.2	$—	$—	$3.5

[1]	Amounts represent transfers to real estate owned and recoveries.
See accompanying report of independent registered public accounting firm.